UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

 the Securities Exchange Act of 1934 (Amendment No. )

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Asure Software, Inc.
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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION – DATED APRIL ___, 2020

ASURE SOFTWARE, INC.

3700 N. Capital of Texas Hwy, Suite 350

 Austin, TX 78746

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

 TO BE HELD MAY 27, 2020

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Asure Software, Inc., a Delaware corporation (the “Company”), to be held at 3700 N. Capital of Texas Hwy, Suite 350, Austin, Texas 78746, on Wednesday, May 27, 2020 at 9:30 a.m., Central Time, for the following purposes:

1.	To elect seven directors to the board of directors, each to hold office until the 2021 Annual Meeting or until his respective successor is duly elected and qualified;

2.	To ratify the Audit Committee’s appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2020;

3.

To approve an amendment to our Restated Certificate of Incorporation to increase the total number of authorized shares of capital stock from 23,500,000 to 45,500,000 and the number of authorized shares of common stock from 22,000,000 to 44,000,000;

4.	To approve an amendment to the Asure Software, Inc. 2018 Incentive Award Plan to increase the number of shares of common stock authorized for issuance by 1,000,000 shares;

5.	To approve an amendment to the Asure Software, Inc. Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance by 250,000 shares;

6.	To approve, on a non-binding advisory basis, the compensation of our named executive officers; and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

All holders of record of shares of our common stock at the close of business on April 22, 2020 are entitled to vote at the Annual Meeting and at any postponements or adjournments of the Annual Meeting. Stockholders are cordially invited to attend the Annual Meeting in person; however, regardless of whether you plan to attend the Annual Meeting in person, please cast your vote as instructed in the Proxy as promptly as possible. Please complete, sign, date and promptly return the proxy card in the postage-prepaid return envelope provided, or follow the instructions set forth on the proxy card to authorize the voting of your shares over the Internet or by telephone. Your prompt response is necessary to ensure that your shares are represented at the Annual Meeting. Submitting your proxy by Internet, telephone or mail will not affect your right to vote in person if you decide to attend the Annual Meeting. Stockholders holding stock in brokerage accounts will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain of these institutions offer Internet and telephone voting.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING:

Registration will begin at 9:00 a.m. Central Time and seating will begin at 9:30 a.m. Central Time. Each stockholder will need to bring a proof of ownership and valid picture identification, such as a driver’s license or passport, for admission to the Annual Meeting. If you hold your shares in a brokerage account, you will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting, and all cellular phones must be silenced during the Annual Meeting. We realize that many cellular phones have built-in digital cameras, and, while these phones may be brought into the Annual Meeting, the camera function may not be used at any time.

IMPORTANT NOTE:

While we intend to hold our Annual Meeting in person, we are closely monitoring developments related to the coronavirus (COVID-19). If it is not possible or advisable to hold our Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. As always, we encourage you to vote your shares before the Annual Meeting.

By Order of the Board of Directors,

/s/ PATRICK GOEPEL

Patrick Goepel

Chief Executive Officer

April 27, 2020

Austin, Texas

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 27, 2020. The proxy statement and our annual report to stockholders are available at https://investor.asuresoftware.com/financial-information.

ASURE SOFTWARE, INC.

 3700 N. Capital of Texas Hwy, Suite 350

 Austin, TX 78746

PROXY STATEMENT

 ANNUAL MEETING OF STOCKHOLDERS ON MAY 27, 2020

GENERAL

This proxy statement contains information relating to our Annual Meeting to be held on Wednesday, May 27, 2020, beginning at 9:30 a.m., Central Time, at 3700 N. Capital of Texas Hwy, Suite 350, Austin, Texas 78746 and at any postponements or adjournments of the Annual Meeting. Your proxy for the Annual Meeting is being solicited by our board of directors.

The proxy materials relating to the Annual Meeting are first being mailed to stockholders entitled to vote at the meeting on or about May 4, 2020. A copy of our annual report on Form 10-K for the year ended December 31, 2019 has been mailed concurrently with this proxy statement.

All holders of record of shares of our common stock at the close of business on April 22, 2020 are entitled to vote at the Annual Meeting and at any postponements or adjournments of the Annual Meeting. Stockholders are cordially invited to attend the Annual Meeting in person; however, regardless of whether you plan to attend the Annual Meeting in person, please cast your vote as instructed in the Notice as promptly as possible. Please complete, sign, date and promptly return the proxy card in the postage-prepaid return envelope provided, or follow the instructions set forth on the proxy card to authorize the voting of your shares over the Internet or by telephone. Your prompt response is necessary to ensure that your shares are represented at the Annual Meeting. Submitting your proxy by Internet, telephone or mail will not affect your right to vote in person if you decide to attend the Annual Meeting. Stockholders holding stock in brokerage accounts will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain of these institutions offer Internet and telephone voting.

IMPORTANT NOTE:

While we intend to hold our Annual Meeting in person, we are closely monitoring developments related to the coronavirus (COVID-19). If it is not possible or advisable to hold our Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. As always, we encourage you to vote your shares before the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be Held on May 27, 2020

 This proxy statement and our annual report to stockholders are available online at

https://investor.asuresoftware.com/financial-information

ABOUT THE ANNUAL MEETING AND VOTING

Purposes - At the Annual Meeting, you will be asked:

1.	To elect seven directors to the board of directors, each to hold office until the 2021 Annual Meeting or until his respective successor is duly elected and qualified;

2.	To ratify the Audit Committee’s appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2020;

3.

To approve an amendment to our Restated Certificate of Incorporation to increase the total number of authorized shares of capital stock from 23,500,000 to 45,500,000 and the number of authorized shares of common stock from 22,000,000 to 44,000,000;

4.	To approve an amendment to the Asure Software, Inc. 2018 Incentive Award Plan to increase the number of shares of common stock authorized for issuance by 1,000,000 shares;

5.	To approve an amendment to the Asure Software, Inc. Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance by 250,000 shares;

6.	To approve, on a non-binding advisory basis, the compensation of our named executive officers; and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The board knows of no other matters to be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the proxy will vote on such other matters in accordance with their best judgment.

Record Date; Stockholders Entitled to Vote - Only holders of record of our shares of common stock at the close of business on April 22, 2020 will be entitled to vote at the Annual Meeting or any adjournment thereof. Each share of common stock will be entitled to one vote. As of April 22, 2020, there were [15,743,199] shares of our common stock outstanding.

Quorum - A majority of the issued and outstanding shares of common stock entitled to vote, represented in person or by proxy, will be required to constitute a quorum for the Annual Meeting.

Vote Required - Directors are elected by a plurality of the votes cast at the Annual Meeting by the stockholders entitled to vote on the election of directors. If more than seven director nominees are properly presented to the stockholders at the Annual Meeting, the seven nominees receiving the highest number of affirmative votes of the shares which are present or represented by proxy at the Annual Meeting and entitled to vote for the election of directors will be elected to our board. The proposal to approve an amendment to our Restated Certificate of Incorporation requires the affirmative vote of the shares which are present or represented by proxy at the Annual Meeting. Each of the remaining proposals must be approved by a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting thereon, including our proposal to approve an amendment to our Restated Certificate of Incorporation.

Dissenters’ Rights - No dissenters’ rights are provided under the Delaware General Corporation Law, our Restated Certificate of Incorporation or our Third Amended and Restated Bylaws (“Bylaws”) with respect to any of the proposals described in this proxy statement.

Board Recommendation - Your board of directors has unanimously approved and recommends that an affirmative vote be cast “FOR” the election of each of our director nominees, “FOR” the ratification of our independent registered accounting firm, “FOR” the approval of the amendment to our Restated Certificate of Incorporation, “FOR” the approval of the amendment to the Asure Software, Inc. 2018 Incentive Award Plan, “FOR” the approval of the amendment to the Asure Software, Inc. Employee Stock Purchase Plan, and “FOR” the approval of the advisory vote to approve the compensation of our named executive officers.

Voting Your Shares - If you own shares registered directly in your name (a “registered stockholder”), you may submit your proxy by US Mail, Internet or telephone and following the instructions in the Notice. The deadline for submitting your proxy by Internet or telephone is 11:59 p.m. Eastern Time on May 26, 2020. The designated proxy will vote according to your instructions. You may also attend the Annual Meeting and vote in person.

If you hold your shares in the name of a broker or other nominee, then your broker or other nominee is considered to be the registered stockholder. However, you are still considered the beneficial owner of those shares and your shares are said to be held in “street name.” If you hold shares in street name, your broker or nominee firm may provide you with a Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares. Please check your Notice or voting instruction card or contact your broker or other nominee to determine whether you will be able to deliver your voting instructions by Internet or telephone. If you hold your shares in street name and you want to vote at the Annual Meeting, you will need to obtain a signed proxy from the broker or nominee that holds your shares, because the broker or nominee is the legal, registered owner of the shares.

Changing Your Vote by Revoking Your Proxy - If you are a registered stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Secretary either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the Annual Meeting in person, you may ask the judge of elections to suspend your proxy holder’s power to vote, and you may submit another proxy or vote by ballot. Your attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

How Proxies are Counted - All shares that have been properly voted by proxy and not revoked will be voted at the Annual Meeting in accordance with the instructions contained in the proxy. If you return a signed and dated proxy card but do not indicate how your shares are to be voted, those shares will be voted “FOR” each of the director nominees, “FOR” each of the other listed proposals and in the discretion of the named proxy holders as to any other matter properly brought before the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting. Only the latest dated proxy you submit will be counted.

Shares voted as withheld from the election of directors under proposal 1 will be counted for purposes of determining the presence of a quorum at the Annual Meeting but will have no effect on the election of director nominees. Shares voted as abstentions on proposals 2, 3, 4, 5 and 6 will similarly be counted for purposes of determining the presence of a quorum at the Annual Meeting but treated as unvoted with respect to the proposal as to which a stockholder has abstained and will have no effect on the outcome of the vote because abstentions are not treated as votes cast. Shares voted as abstentions will have the effect of a vote against with respect to Proposal 3.

Broker Non-Votes - A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Only the vote on ratification of our independent registered public accounting firm is considered a routine matter that brokers may cast discretionary votes upon. Broker non-votes will have the effect of a vote against with respect to Proposal 3.

Additional Information - Additional information about the Company is contained in our current and periodic reports filed with the Securities and Exchange Commission (“SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Room maintained by the SEC at 100 F. Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC at www.sec.gov. Copies of such materials can be obtained from the public reference section of the SEC at prescribed rates.

Your vote is important!

Please submit your proxy or voting instructions today.

ELECTION OF DIRECTORS

(ITEM 1)

The first proposal to be voted on at the Annual Meeting is the election of directors. During 2019, our board of directors consisted of six members, including Charles Lathrop, Jr., who was appointed to the board in August 2019. In March 2020, our board of directors amended our Bylaws to increase the maximum number of directors from seven to eight, and J. Randall Waterfield resigned as a director. In addition, our board of directors appointed Bjorn Reynolds, Laureen DeBuono and Carl Drew as directors, effective April 1, 2020, to fill the vacancies created by the increase in the size of the board and Mr. Waterfield’s resignation. Ms. DeBuono resigned from our board of directors for personal reasons on April 8, 2020 and, promptly following Ms. DeBuono’s resignation, our board decreased the size of the board to seven. Our board has nominated, the following seven nominees be elected at the Annual Meeting:

● W. Carl Drew	● Bradford Oberwager

● Daniel Gill	● Bjorn Reynolds

● Patrick Goepel	● David Sandberg

● Charles Lathrop, Jr.

Directors are elected annually and serve a one-year term or until their successors are duly elected and qualified. Each of our director nominees has consented to being named in this proxy statement and has consented to serve as a director of the Company if elected. There are no family relationships among our directors and executive officers.

The Board of Directors recommends voting “FOR” each director nominee.

Generally, the Governance and Nominating Committee recommends director nominations and reviews nominees against the skills and characteristics that are required of our board members.  The Committee focuses on a candidate’s expertise in the Company’s industry and experience in technology, business, legal matters and finance.  We look at a candidate’s education, skills, business experience, administration experience and other appropriate factors given the current needs of the board and the Company. Our goal is to maintain a balance among board members of industry knowledge, experience and ability to map out successful strategies for the Company’s business.  Nominees for the board should have the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of stockholders.  They should be forward-thinking, possess critical analysis skills and exhibit independence and practical judgment on issues.  Evaluation of candidates for all nominees, whether submitted by a board member or a stockholder, generally involves reviewing background materials, internal discussions among committee members and interviewing selected candidates as appropriate. Upon selecting a qualified candidate, the Committee recommends the candidate for the board’s consideration.

Stockholders may recommend a candidate for our board by writing to attention of the Corporate Secretary, Asure Software, Inc., 3700 N. Capital of Texas Hwy, Suite 350, Austin, TX 78746, specifying the candidate’s name and qualifications for board membership.  All recommendations are submitted to the Nominating Committee. For the board to consider a candidate for nomination at the 2021 Annual Meeting, stockholders must submit a written recommendation by March 30, 2021 but not earlier than February 27, 2021. Each submission must include (i) a brief description of the candidate, (ii) the candidate’s name, age, business address and residence address, (iii) the candidate’s principal occupation, (iv) the number of shares of common stock of the Company beneficially owned, and (v) any other information required by the rules of FINRA and the SEC to list the candidate as a nominee for director in a proxy statement. Recommended candidates may be required to provide additional information. While our board of directors has not adopted a formal diversity policy or specific standards with regard to the selection of director nominees, the board of directors believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background and professional experiences in evaluating board candidates.

The full board then selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the Annual Meeting. The board reviews and considers any candidates submitted by a stockholder or stockholder group in the same manner as all other candidates. Each nominee has consented to serve until the next annual stockholder meeting, if elected, or until his or her successor is elected and qualified.

If any director is unable to stand for re-election after distribution of this proxy statement, the board may reduce its size or designate a substitute. If the board designates a substitute, proxies voting on the original director candidate will be cast for the substituted candidate. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy. A plurality of the votes cast in person or by proxy by the holders of common stock represented at the Annual Meeting is required to elect a director. If more than seven nominees are properly presented to the stockholders at the Annual Meeting, the seven nominees receiving the highest number of affirmative votes of the shares which are present or represented by proxy at the Annual Meeting and entitled to vote for the election of director will be elected to our board.

BIOGRAPHICAL INFORMATION REGARDING NOMINEES

The following table sets forth certain information concerning the director nominees.

Nominee	Age	Present Office(s) Held In Our Company	Director Since
David Sandberg (1)(2)(3)(4)	47	Chairman of the Board	2009
W. Carl Drew (1)	60	None	2020
Daniel Gill (1)(2)(3)(4)	56	None	2017
Patrick Goepel	58	President and Chief Executive Officer	2009
Charles Lathrop, Jr. (1)	63	None	2019
Bradford Oberwager (1)(2)(3)(4)	50	None	2018
Bjorn Reynolds (1)	44	None	2020

(1)	Independent board member as determined by the board of directors of the Company

(2)	Audit Committee Member

(3)	Compensation Committee Member

(4)	Governance and Nominating Committee Member

The following information regarding the principal occupations and other employment of the nominees during the past five years and their directorships in certain companies is as reported by the respective nominees.

David Sandberg has served as a director and Chairman of the Board since August 2009. Mr. Sandberg is the managing member and founder of Red Oak Partners, LLC, a SEC registered investment firm founded in 2003 which manages funds investing in both public and private companies.  Previously, Mr. Sandberg co-managed JH Whitney & Co.’s Green River Fund from 1998 to 2002. Mr. Sandberg received a B.A. in Economics and a B.S. in Industrial Management from Carnegie Mellon University. Mr. Sandberg presently serves as a director of SMTC Corporation and as Chairman of CBA Florida, Inc., both of which are public companies. In the past five years, he has served on the Board of Directors of Planar Systems, Inc., EDCI, Inc., RF Industries, Ltd. and Issuer Direct Corporation.

Mr. Sandberg brings to our board strong leadership experience and financial expertise; experience as a Chair of Audit, Compensation and Governance committees of public company boards; and knowledge of the Company’s financial position, strategy and industry through board and committee service.

W. Carl Drew joined our board of directors in April 2020. Mr. Drew has served as Chief Financial Officer of Harvard Maintenance since 2014. He has broad experience in building world-class accounting and finance teams, developing the strategic planning and analysis functions, integrating cross-discipline process improvements, and leading and managing strategic mergers and acquisitions. Prior to joining Harvard Maintenance, Mr. Drew has served as Chief Financial Officer of several private and public companies, including CompuPay, Inc. from 2006 to 2013; Interval International, Inc. from 1998 to 2006; and Pollo Tropical, Inc. from 1996 to 1998. He began his career as a CPA at Ernst and Young (formerly Ernst and Whinney) in the computer audit field.

Mr. Drew’s leadership experience and his skills relating to financial statements and accounting makes him well-qualified to serve as a director.

Daniel Gill has served as a director since June 2017.  Mr. Gill is a founding managing partner of Silver Oak Services Partners, a private equity limited partnership with over $600M of capital under management, which focuses exclusively on business, consumer and healthcare services companies. Prior to the formation of Silver Oak Services Partners in 2005, Mr. Gill was a founding partner and managing director of Willis Stein & Partners, a private equity limited partnership with approximately $3B of capital under management. Mr. Gill and four other partners formed the firm in 1995 after successful careers together at CIVC, a subsidiary of Bank of America (formerly Continental Bank). Prior to CIVC, Mr. Gill worked in the Corporate Finance Department of Kidder, Peabody & Co. Mr. Gill currently serves as chairman of The Josselyn Center and is past president of the Board of Trustees of the Illinois chapter of the Leukemia and Lymphoma Society.  In addition, he periodically teaches a class to Physician CEO’s at Northwestern University Kellogg School of Management. Mr. Gill received an M.B.A. from the University of Chicago, Graduate School of Business and holds a B.A. degree in Economics from Bucknell University.

Mr. Gill brings to our board strong leadership experience combined with strategic and financial expertise.  In addition, Mr. Gill brings extensive advisory experience as he currently sits on eight boards of directors and has previously been on the boards of an additional nineteen companies including iSystems, which was acquired by Asure in 2017.

Patrick Goepel was elected to our board of directors in August 2009.  He was subsequently appointed as Interim Chief Executive Officer on September 15, 2009 and became Chief Executive Officer as of January 1, 2010.  Prior to joining Asure, he served as Chief Operating Officer of Patersons Global Payroll. Previously, he was the President and Chief Executive Officer of Fidelity Investment’s Human Resource Services Division from 2006 to 2008; President and Chief Executive Officer of Advantec from 2005 to 2006; and Executive Vice President of Business Development and US Operations at Ceridian from 1994 to 2005. A former board member of iEmployee, Mr. Goepel currently serves on the board of directors of APPD Investments and SafeGuard World International.

Mr. Goepel brings to our board extensive knowledge and experience in the Company’s industry; deep knowledge of the Company’s day-to-day operations, strategic priorities and markets; and extensive experience as a board member of private emerging growth companies.

Charles Lathrop, Jr., joined our board of directors in August 2019. Since 2013, Mr. Lathrop has been retired. Mr. Lathrop has over thirteen years' experience as Chairman, President and CEO of two human capital management companies. Prior to 2013, Mr. Lathrop served as Chairman, CEO and President of CompuPay for over seven years. Prior to joining CompuPay, Mr. Lathrop was CEO of Advantage Payroll Services, which was acquired by Paychex in September 2002. Mr. Lathrop has served as a board member to multiple private companies, including iSystems, LLC, which we acquired in 2017.

Mr. Lathrop brings to our board executive leadership and extensive experience and leadership in payroll processing businesses.

Bradford Oberwager has served as a director since November 2018. Mr. Oberwager is founder and CEO of Jyve, a Silicon Valley based technology company revolutionizing labor, staffing and merchandising functions in the consumer goods vertical. Prior to Jyve, Mr. Oberwager owned Bare Snacks, which was listed on the Inc. 500 list for 2010 and 2011 and acquired in 2018 by PepsiCo. Previously, he was CEO of the SaaS company, OpenWebs. Mr. Oberwager received his BS in Finance from Georgetown University and his MBA in Strategic and Entrepreneurial Management from the Wharton School of Business, University of Pennsylvania.

Mr. Oberwager brings financial expertise combined with strategic experience and strong leadership skills. Mr. Oberwager is a co-founder and director of five companies and has founded and successfully sold two companies.

Bjorn Reynolds joined our board of directors in April 2020. Mr. Reynolds is the founder of SafeGuard Global World International, a licensee of our Mangrove software, and has served as its Chief Executive Officer since its inception in 2005. Mr. Reynolds is a highly experienced leader in the global payroll industry. Mr. Reynolds was nominated for the EY Entrepreneur of the Year 2018 award, was recognized in 2016 as Payroll World’s Top 50 Most Influential People in Payroll and received Workforce Management’s “Game Changer” award in 2012 for outstanding innovation in the HR market. Between 2000 and 2005, Mr. Reynolds served as a director of sales and marketing of Ceridian. From 1997 to 2000, Mr. Reynolds served as branch manager of HFC Bank (part of the Global HSBC Group).

Mr. Reynold’s management and leadership experience, along with his deep knowledge of the global payroll industry, makes him well-qualified to serve as a director.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

Director Independence - Our board of directors consists of a majority of independent directors as such term is defined under the rules of the Nasdaq Stock Market. The board of directors has determined that Messrs. Sandberg, Drew, Gill, Oberwager, Lathrop, and Reynolds are independent. The board of directors has also determined that all of the members of the board’s committees are independent as defined under the rules of the Nasdaq Stock Market, including in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Board Meetings and Attendance - Our board of directors, which at year-end consisted of Messrs. Sandberg, Gill, Goepel, Lathrop, Oberwager and Waterfield, met seven times during the calendar year ended December 31, 2019. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the board of directors and (ii) the total number of meetings held by all committees of the board of directors on which such director served. The board of directors requires that directors make a reasonable effort to attend the Company’s annual stockholder meeting. Last year, none of our directors were able to attend the annual meeting.

Committees - Committees of the board of directors include the Compensation Committee, the Governance and Nominating Committee and the Audit Committee.   Each Committee operates under a charter that has been approved by the board of directors and current copies of these charters are posted on our website, http://www.asuresoftware.com/about-us/corporate-governance/.

Compensation Committee - The Compensation Committee is responsible for approving the compensation arrangements of senior management and recommending approval by the board of directors of amendments to our benefit plans. Our board has yet not appointed a director to serve as the chair of the Compensation Committee following Mr. Waterfield’s resignation. Under its charter, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee may engage an independent consultant to assist in compensation matters, but has not done so. The Compensation Committee, which at year-end consisted of Messrs. Sandberg, Gill, Oberwager and Waterfield, held one meeting during the calendar year ended December 31, 2019 and also met as part of a meeting of the Board of Directors held during the calendar year ended December 31, 2019.

 Governance and Nominating Committee -   Under its charter, the Governance and Nominating Committee monitors significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies. The Governance and Nominating Committee also is responsible for identifying and recommending the nominees for election to the board. Currently, no director serves as the chair of the Governance and Nominating Committee. The Governance and Nominating Committee, which at year-end consisted of Messrs. Sandberg, Gill, Oberwager and Waterfield, did not meet during the calendar year ended December 31, 2019. Our board handled the duties delegated to our Governance and Nominating Committee during fiscal year 2019.

Audit Committee - The Audit Committee operates under a charter adopted by the board of directors in accordance with the rules and regulations of the SEC, Section 3(a)(58)(A) of the Exchange Act and the Nasdaq Stock Market. Mr. Oberwager currently serves as the chair of the Audit Committee. The board of directors has determined that Mr. Oberwager has the qualifications and experience necessary to serve as an “audit committee financial expert,” as defined by the SEC. The Audit Committee is the communication link between our board of directors and our independent registered public accounting firm. In addition to approving the appointment of the independent registered public accounting firm, the Audit Committee reviews the scope of the audit, the accounting policies and reporting practices, internal auditing and internal control, compliance with our policies regarding business conduct and other matters as deemed appropriate. The Audit Committee, which at year-end consisted of Messrs. Sandberg, Gill, Oberwager and Waterfield, met four times during the calendar year ended December 31, 2019.

Report of the Audit Committee - The following is the “Report of the Audit Committee” with respect to our audited financial statements for calendar year 2019 which include our consolidated balance sheets as of December 31, 2019 and 2018, and the related consolidated statements of comprehensive income (loss), changes in stockholders’ equity and cash flows and the notes thereto for the calendar years ended December 31, 2019 and 2018. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

1.	The Audit Committee has reviewed and discussed the above-referenced audited financial statements with management.

2.

The Audit Committee has discussed with Marcum LLP, our independent registered public accounting firm for calendar year 2019, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

3.

The Audit Committee has received the written disclosures and the letter from Marcum LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum LLP’s communications with the Audit Committee concerning independence, and has discussed with Marcum LLP its independence from the Company.

4.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our above-referenced audited financial statements be included in our annual report on Form 10-K for calendar year 2019.

This report is submitted by the Audit Committee,

Bradford Oberwager, Chair

Daniel Gill

David Sandberg

J. Randall Waterfield

Board Leadership Structure and Role in Risk Oversight - Our board is led by our non-executive Chairman, Mr. Sandberg. We believe this leadership structure enhances the oversight responsibility of the board and strengthens the board’s independence from management. In addition, this structure allows Mr. Goepel to focus his efforts on managing our business.

Our board of directors as a whole has responsibility for overseeing our risk management. The board of directors exercises this oversight responsibility directly and through its committees. The oversight responsibility of the board of directors and its committees is informed by reports from our management team that are designed to provide visibility to the board of directors about the identification and assessment of key risks and our risk mitigation strategies. The full board of directors has primary responsibility for evaluating strategic and operational risk management, cybersecurity risks and succession planning. Our audit committee has the responsibility for overseeing our major financial and accounting risk exposures and the steps our management has taken to monitor and control these exposures, including policies and procedures for assessing and managing risk. Our audit committee also reviews programs for promoting and monitoring compliance with legal and regulatory requirements. Our compensation committee evaluates risks arising from our compensation policies and practices. The audit committee and the compensation committee provide reports to the full board of directors regarding these and other matters.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

The following table sets forth information concerning the compensation paid to the non-employee directors for the year ended December 31, 2019 (includes amounts that were earned in fiscal year 2018):

Name	Fees Earned or Paid in Cash (a) ($)	Stock Awards (b)(c) ($)	Option Awards (b)(c) ($)	Total ($)

David Sandberg (a)	64,075	—	13,010	77,085
Daniel Gill	27,400	—	13,010	40,410
Charles Lathrop, Jr. (c)	3,961	24,720	38,040	66,721
Bradford Oberwager (d) (e)	31,233	48,900	13,010	93,143
Adrian Pertierra (a)	43,100	—	—	43,100
J. Randall Waterfield	30,900	—	13,010	43,910

(a)

At Mr. Sandberg’s and Mr. Pertierra’s request, director fees payable to them were paid to The Red Oak, LP, The Red Oak Long Fund, and The Red Oak Institutional Founders Long Fund, L.P., all of whom are affiliates of Red Oak Partners, LLC. Mr. Sandberg serves as the managing member of Red Oak Partners, LLC and Mr. Pertierra serves as a senior officer of Red Oak Partners, LLC. Mr. Pertierra resigned from our board of directors in May 2019.

(b)

On September 2, 2019, each director was granted stock options to purchase 5,000 shares of our common stock at an exercise price of $6.44 per share. All of the options vest 1/3 on the first anniversary of the grant date and the remaining 2/3s over two years in substantially equal monthly installments. The amounts in this column represent the fair value of the award as of the grant date as computed in accordance with FASB ASC Topic 718 (“ASC 718”) and SEC disclosure rules, excluding the impact of estimated forfeitures related to service-based vesting. Refer to Note 9, “Stockholders’ Equity,” in the Notes to the Consolidated Financial Statements included in our Form 10-K filed on March 16, 2020, for the relevant assumptions used to determine the valuation of our awards. These option award amounts represent awards that are paid in options to purchase shares of our common stock and do not reflect the actual amounts that may be realized by the directors.

(c)

In connection with his appointment to our board of directors on August 19, 2019, Mr. Lathrop was granted 4,000 restricted stock units and stock options to purchase 10,000 shares of our common stock at an exercise price of $6.18 per share. The restricted stock units vested in two installments: 2,000 units on August 19, 2019 and 2,000 units on March 31, 2020. All of the stock options vested on March 31, 2020.

(d)	In December 2019, Mr. Oberwager was granted 6,000 restricted stock units, all of which vested immediately upon the grant date.

(e)	Excludes 2,000 restricted stock units that, effective March 31, 2019, Mr. Oberwager voluntarily forfeited without any additional compensation from the Company.

The following table shows the aggregate number of stock and option awards outstanding for each of our non-employee directors as of December 31, 2019.

Name	Stock Awards (#)	Option Awards (#)

David Sandberg	—	20,000
Daniel Gill	—	15,000
Charles Lathrop, Jr.	2,000	15,000
Bradford Oberwager	—	15,000
J. Randall Waterfield	—	20,000

Pursuant to our non-employee director compensation policy adopted in January 2017, the non-employee members of our board of directors are compensated using a combination of annual retainers, paid quarterly in arrears, and per meeting fees.  While our non-employee director compensation policy does not provide for stock option or other equity award grants, our board of directors has retained the discretion to make such grants in the future.  Under the non-employee director compensation policy, each of our non-employee directors is entitled to receive an annual retainer of $22,500, as well as meeting fees of $700 for each meeting attended in person and $200 for each meeting attended via telephone.  We also provide the following additional annual retainers for service as chair:

Chairman of the Board	$10,000 per annum
Audit Committee Chair	$7,500 per annum
Compensation Committee Chair	$4,500 per annum
Governance and Nominating Committee Chair	$2,500 per annum

Mr. Goepel, as a director who is also our employee, does not receive any separate cash or equity compensation for his service as a director.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

A stockholder who wishes to communicate with the board of directors may do so by directing a written request addressed to the Chairman of the Board at the address appearing on the first page of this proxy statement.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees, including the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. These individuals are required to abide by the Code of Business Conduct and Ethics to ensure that its business is conducted in a consistently legal and ethical manner. The Company’s Code of Business Conduct and Ethics covers all areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of its business. Any waivers of the Code of Business Conduct and Ethics for directors or executive officers must be approved by the board of directors. The full text of the Company’s Code of Business Conduct and Ethics is published on its website at http://www.asuresoftware.com/about-us/corporate-governance/. The Company intends to disclose future amendments to, or waivers from, provisions of its Code of Business Conduct and Ethics on its website within four business days following the date of such amendment or waiver.

ANTI-HEDGING POLICY

Under the Company’s insider trading policy, directors, executive officers, and certain other employees above a specified level, as well as persons sharing their households, are prohibited from engaging in hedging or other speculative trading in the Company’s securities unless advance approval is obtained from the Company’s compliance committee. Prohibited transactions include short sales, options trading, trading on margin or pledging, and hedging or monetization transactions.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(ITEM 2)

The Audit Committee has appointed Marcum LLP, independent registered public accountants, to audit the Company’s consolidated financial statements for the calendar year ending December 31, 2020. We are advised that no member of Marcum LLP has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries or, during the past three years, has had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

Stockholder ratification is not required for the selection of Marcum LLP, because the Audit Committee has the responsibility for the selection of the Company’s independent registered public accounting firm. Nonetheless, the selection is being submitted for ratification at the Annual Meeting solely with a view toward soliciting the stockholders’ opinion thereon, which opinion will be taken into consideration in future deliberations. Even if the selection of Marcum LLP is ratified by the stockholders, the Audit Committee has the discretion to select a different independent registered public accounting firm at any time if it determines that a change would be in the best interests of the Company and its stockholders.

A representative of Marcum LLP will be attending the Annual Meeting and will be available for questions.

The Board of Directors recommends voting “FOR” ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

AUDIT COMMITTEE POLICY ON PRE-APPROVAL OF FEES

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of the independent registered public accountants for the next year’s audit, management submits an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval. The first category (Audit Fees) includes audit work performed in the preparation of financial statements, as well as work that generally only our independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and attest services and consultation regarding financial accounting and/or reporting standards. The second category (Audit-Related Fees) includes assurance and related services that are traditionally performed by our independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements. The third category (Tax Fees) includes all services performed by our independent registered public accountants’ tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning and tax advice. The fourth category (All Other Fees) includes items associated with services not captured in the other categories. We generally do not request services other than audit, audit-related and tax services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accountants and management to report actual fees versus the budget at least annually by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accountants for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before such engagement.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated, reports for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Audit Fees - The Company incurred aggregate fees in the amount of $432,000and $410,000 for professional audit services rendered by Marcum LLP for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the calendar years ended December 31, 2019 and December 31, 2018, respectively

Audit-Related Fees - The Company incurred $39,804 and $190,607 for assurance and related services rendered by Marcum LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under “Audit Services” above for the calendar years ended December 31, 2019 and December 31, 2018, respectively.

Tax Fees - The Company incurred no fees for professional services rendered by Marcum LLP for tax compliance, tax advice and tax planning for the calendar years ended December 31, 2019 and December 31, 2018, respectively.

All Other Fees – All fees paid to Marcum LLP by the Company are reported under the fee categories listed above.

The Audit Committee has determined that the provision of services covered by the four preceding paragraphs is compatible with maintaining our independent registered public accounting firm’s independence from the Company.

APPROVAL OF AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION

(ITEM 3)

Our board of directors has determined that it is advisable to increase the total number of our authorized shares of capital stock from 23,500,000 to 45,500,000 and our authorized shares of common stock from 22,000,000 to 44,000,000. The full text of the proposed Certificate of Amendment to our Restated Certificate of Incorporation is attached as Appendix A to this proxy statement

Our Restated Certificate of Incorporation currently authorizes up to 23,500,000 shares of capital stock, consisting of 22,000,000 shares of common stock and 1,500,000 shares of preferred stock. As of April 22, 2020, [15,743,199] shares of our common stock were outstanding, net of 384,159 treasury shares, and no shares of preferred stock were outstanding.  In addition, as of April 22, 2020, we had an aggregate of [1,260,527] shares of common stock reserved for issuance upon exercise of outstanding stock options and for RSUs, an aggregate of [1,848,011] shares of common stock reserved for future issuance under our Amended 2018 Plan, which is subject to stockholder approval, and [300,605] shares of common stock available for future issuance under our Amended Purchase Plan, which is subject to stockholder approval. Accordingly, at April 22, 2020, we have approximately [2,463,499] shares of common stock unreserved and available for future issuance.

We are focused on growing our customer base as well as adding complimentary products to increase our recurring revenue. Increasing the number of authorized shares will enable us to have sufficient shares for our foreseeable future growth plans, including any potential financings, equity offerings, strategic acquisition opportunities, the continued issuance of equity awards to recruit, retain and motivate key employees without spending a large amount of cash, and for other proper corporate purposes. From time to time, we evaluate and engage in discussions relating to possible opportunities for raising additional capital or entering into other transactions that may involve the issuance of additional shares of common stock.

If the proposal to amend our Restated Certificate of Incorporation is not approved by stockholders, we expect that we will not be able to fully execute on our growth plans and our business may be harmed.

The increased authorized capital stock will provide the board of directors with the flexibility to approve the issuance of additional shares of common stock, and securities that are convertible or exercisable into shares of common stock, without further vote of the stockholders, except as required under applicable law or the rules of the NASDAQ Stock Market. The number of shares to be issued in any particular transaction and the price and other terms on which such shares will be issued will be determined solely by the board of directors. Under our Restated Certificate of Incorporation, our stockholders do not have preemptive rights with respect to our capital stock. Thus, if we elect to issue additional shares, existing stockholders would not have any preferential rights to purchase any shares and their voting power may be diluted.

Our board of directors is not recommending the proposed amendment of our Restated Certificate of Incorporation in response to any specific effort of which the board is aware to obtain control of our company, and our board does not intend or view the proposed increase in authorized common stock as an anti-takeover measure. However, the ability of our board to authorize the issuance of the additional shares of common stock that would be available if the proposed amendment is approved and adopted could have the effect of discouraging or preventing a hostile takeover. Further, the increased authorized capital stock may have the effect of permitting our current management, including the current board of directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the company’s business.

If the proposal is approved, the amendment of our Restated Certificate of Incorporation will become effective upon filing the Certificate of Amendment to the Restated Certificate of Incorporation (a copy of which is attached as Appendix A) with the Secretary of State of Delaware, which we intend to do promptly after stockholder approval is obtained for the proposal.

The Board of Directors recommends voting “FOR” approval of the amendment of our Restated Certificate of Incorporation to increase the total number of authorized shares of capital stock from 23,500,000 to 45,500,000 and the number of authorized shares of common stock from 22,000,000 to 44,000,000

APPROVAL OF AN AMENDMENT TO THE ASURE SOFTWARE, INC.  2018 INCENTIVE AWARD PLAN

(ITEM 4)

Subject to stockholder approval, our board of directors has approved an amendment (the “Proposed Amendment”) to the Asure Software, Inc. 2018 Incentive Award Plan (“2018 Plan”) to increase the number of shares of our common stock authorized for issuance under the 2018 Plan by 1,000,000, or from 1,350,000 to 2,350,000 shares.  The 2018 Plan was originally adopted by our board in April 2018, which replaced our 2009 Equity Incentive Plan, as amended (“2009 Plan”), and was approved by our stockholders in May 2018. An amendment of the 2018 Plan was approved by our board of directors in April 2019 and by our stockholders in May 2019 to increase the number of shares of common stock available for issuance under the 2018 Plan by 600,000 shares, for a total of 1,350,000 shares. The 2018 Plan, as amended by the Proposed Amendment, is referred to as the “Amended 2018 Plan.”

As of April 22, 2020, approximately [1,848,011] shares of our common stock are available for future issuance under the 2018 Plan (after taking into account the net increase in shares that resulted from the option exchange program as described below). Our board of directors believes that increasing the number of authorized shares of our common stock under the Amended 2018 Plan is necessary to ensure that a sufficient reserve of shares remains available for issuance to allow us to continue to use equity incentives at the levels we have deemed necessary to attract and retain the services of individuals we believe are essential to our long-term growth and financial success.  We rely on equity incentives primarily in the form of stock options and RSUs to attract and retain employees and believe that such equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other employees. In determining the appropriate number of shares to reserve under the Amended 2018 Plan, our board of directors considered the number of shares currently issued and outstanding and the future needs of our company in trying to attract and retain the services of key individuals to our strategic plan, as well as the results of the option exchange program that expired in January 2020. Pursuant to the option exchange program, which stockholders approved in May 2019, eligible employees were able to surrender certain underwater stock options for cancelation in exchange for a lesser number of restricted stock units.

In determining the requested increase in the number of shares for the amendment approved by the board and stockholders in 2019, our board of directors had assumed, based on a 100% participation rate in the option exchange program, approximately 605,000 shares would be returned to our 2018 Plan and be available for future grant (after taking into account the grant of restricted stock units in exchange for options under the option exchange program). However, the number of employees that were eligible to participate in the option exchange program, and thus exchange their stock options, was reduced due to the transition of certain of our employees to FM: Systems Group LLC following the sale of our workspace management business in December 2019. Therefore, although approximately 86% of the remaining eligible employees actually participated in the option exchange program and, as a result, only 280,500 shares were returned to our 2018 Plan and made available for future grant (after taking into account the grant of restricted stock units in exchange for options under the option exchange program). Our board of directors also took into account certain additional criteria relating to the potential impact of the Proposed Amendment to our 2018 Plan on our stockholders. For example, our board of directors considered the amount of the share increase relative to both the total number of shares of our common stock outstanding, as well as our fully-diluted shares outstanding. Our board of directors also took into consideration that, as of March 31, 2020, 91% of the stock options granted under our stock incentive award plans (including our 2018 Plan) are currently “out-of-the-money” and therefore do not provide any meaningful incentive or retention benefits to our current employees and non-employee directors. In light of the foregoing, our board of directors believes the additional share request to be appropriate and necessary to meet the objectives of our equity compensation program.

Assuming that this proposal is adopted, we estimate the shares authorized for issuance under our 2018 Amended Plan would be sufficient to grant awards for approximately one year. However, our actual share usage is dependent on a number of important variables, including the future trading price of our common stock, our hiring and promotion activity, our retention needs, and market practices within our industry and geographic region. As a result, the share reserve under our 2018 Amended Plan could last for a longer or shorter period of time than we currently expect.

The 2018 Plan does not contain an annual “evergreen” provision. The 2018 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares, allowing our stockholders to have direct input on our equity compensation programs. If the Proposed Amendment is approved, an additional 1,000,000 shares of common stock will be available for future issuances under the Amended 2018 Plan, not including 848,011 shares of common stock currently reserved and available for future issuances under the Amended 2018 Plan.

DESCRIPTION OF THE PRINCIPAL FEATURES OF THE AMENDED 2018 PLAN

The following is a summary of the principal features of the Amended 2018 Plan. The summary is qualified in its entirety by reference to the Amended 2018 Plan, which is set forth in Appendix B to this proxy statement.

Administration

The Amended 2018 Plan may be administered by our board of directors, compensation committee or other committee designated by our board of directors. To the extent required to comply with Rule 16b-3 of the Exchange Act, it is intended that each member of the committee will be a “non-employee director” within the meaning of Rule 16b-3. The committee or our board of directors may delegate its powers under the Amended 2018 Plan to one or more members of our board of directors or one or more officers of the Company or any subsidiary. However, no officer may be delegated the authority to grant awards to or amend awards held by senior executives of the Company who are subject to Section 16 of the Exchange Act or any officer or director to whom authority to grant or amend awards has been delegated. The board, committee or delegate thereof, as applicable, are referred to herein as the “plan administrator.”

The plan administrator has the authority to administer the Amended 2018 Plan, including the power to determine eligibility, the types and sizes of awards, the price and vesting schedule of awards, the methods for settling awards, the method of payment for any exercise or purchase price, any rules and regulations the plan administrator deems necessary to administer the Amended 2018 Plan, and the acceleration, amendment or waiver of any vesting restriction.

Eligibility

As of April 22, 2020, persons eligible to participate in the Amended 2018 Plan include all members of our board of directors, currently comprised of 6 non-employee directors and approximately [395] employees (including 1 executive employee on our board of directors and 2 executive officers who are not on our board of directors).

Limitation on Awards and Stock Available

If our stockholders approve the Amended 2018 Plan, the number of shares of our common stock authorized for issuance under the 2018 Plan is equal to the sum of (i) [1,848,011] shares, and (ii) any shares subject to issued and outstanding awards under the 2009 Plan as of the effective date of the 2018 Plan that expire, are cancelled or otherwise terminate following the effective date of the 2018 Plan; provided, that no more than 2,000,000 shares may be issued pursuant to the exercise of incentive stock options. The stock issued pursuant to an award under the Amended 2018 Plan may be authorized but unissued stock, stock purchased by the Company on the open market or treasury stock.

If any shares subject to an award under the Amended 2018 Plan or the 2009 Plan are forfeited, expire or are settled for cash, any shares deemed subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the Amended 2018 Plan. In addition, the following shares may be used again for grant under the Amended 2018 Plan: (1) shares tendered or withheld to satisfy the exercise price of an option under the Amended 2018 Plan or 2009 Plan; (2) shares tendered or withheld to satisfy the tax withholding obligations with respect to an award under the Amended 2018 Plan or 2009 Plan; (3) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on its exercise; and (4) shares purchased on the open market with the cash proceeds from the exercise of options. Awards granted under the Amended 2018 Plan in connection with the assumption or substitution of outstanding equity awards previously granted by a company or other entity in the context of a corporate acquisition or merger will not reduce the stock authorized for grant under the Amended 2018 Plan.

The maximum aggregate value of awards that may be granted to any non-employee director pursuant to the Amended 2018 Plan during any calendar year cannot exceed $1,000,000 for such individual’s first year of service as a non-employee director and $500,000 for each year thereafter. The closing price of our common stock on April 22, 2020 was $[6.14] per share.

Awards

The Amended 2018 Plan provides for the grant of ISOs, NQSOs, SARs, restricted stock, restricted stock units, performance bonus awards, performance stock units awards, dividend equivalents and other stock or cash-based awards. All awards under the Amended 2018 Plan will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. The plan administrator may, in its discretion, limit exercise with respect to fractional shares and require that any partial exercise of an option or SAR be with respect to a minimum number of shares.

Options. Options provide for the purchase of common stock in the future at an exercise price set on the grant date. ISOs, by contrast to NQSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The exercise price of an option may not be less than 100% of the fair market value of the underlying stock on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of an option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). Vesting conditions determined by the plan administrator may apply to options and may include continued service, performance and/or other conditions.

Stock Appreciation Rights. SARs entitle their holder, upon exercise, to receive an amount equal to the appreciation of the stock subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying stock on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions. SARs under the 2018 Plan will be settled in cash or, common stock, or via a promissory note or any other lawful consideration, or a combination of the preceding, as determined by the plan administrator.

Restricted Stock. A restricted stock award is an award of nontransferable common stock that remains forfeitable unless and until specified vesting conditions are met. Vesting conditions applicable to restricted stock may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine. In general, restricted stock may not be sold or otherwise transferred until restrictions are removed or expire. Holders of restricted stock will have voting rights and will have the right to receive dividends; however, dividends may not be paid until the applicable restricted stock vests.

Restricted Stock Units. RSUs are contractual promises to deliver common stock (or the fair market value of such stock in cash) in the future, which may also remain forfeitable unless and until specified vesting conditions are met. RSUs generally may not be sold or transferred until vesting conditions are removed or expire. The stock underlying RSUs will not be issued until the RSUs have vested, and recipients of RSUs generally will have no voting or dividend rights prior to the time the RSUs are settled in stock, unless the RSU includes a dividend equivalent right (in which case the holder may be entitled to dividend equivalent payments under certain circumstances). Delivery of the stock underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral. On the settlement date or dates, we will unrestricted, fully transferable common stock (or the fair market value of such stock in cash) for vested and nonforfeited RSUs.

Performance Stock Units and Performance Bonus Awards. Performance stock unit awards are denominated in stock or unit equivalents, and performance bonus awards are denominated in cash. Each may be linked to one or more performance or other criteria as determined by the plan administrator.

Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on common stock and may be granted alone or in tandem with awards. Dividend equivalents may accrue on awards, but shall not be payable unless and until the applicable award vests. Dividend equivalents are not payable with respect to options or SARs.

Other Stock or Cash Based Awards. Other stock or cash based awards are awards of cash, fully vested common stock and other awards valued wholly or partially by referring to, or otherwise based on, our common stock. Other stock or cash based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. The plan administrator will determine the terms and conditions of other stock or cash based awards, which may include vesting conditions based on continued service, performance and/or other conditions.

Amendment and Termination

Our board may amend or terminate the Amended 2018 Plan at any time; however, except in connection with certain changes in our capital structure, stockholder approval will be required for any amendment that increases the aggregate number of shares available under the Amended 2018 Plan. However, stock options and SARs may not be repriced without stockholder approval, and stockholder approval will be needed to cancel any stock option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares of common stock. In addition, no amendment, suspension or termination of the Amended 2018 Plan may, without the consent of the affected participant, materially and adversely affect the participant’s rights. No award may be granted pursuant to the Amended 2018 Plan after the tenth anniversary of the date the 2018 Plan was adopted by our board.

Corporate Transactions

The plan administrator has broad discretion to take action under the Amended 2018 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the Amended 2018 Plan and outstanding awards.

If a Change in Control of the Company occurs (as defined in the Amended 2018 Plan), unless the plan administrator elects to (i) terminate an award in exchange for cash, rights or property, or (ii) cause an award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, (A) such award (other than any portion subject to performance-based vesting) shall continue in effect or be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation and (B) the portion of such award subject to performance-based vesting shall be subject to the terms and conditions of the applicable award agreement and, in the absence of applicable terms and conditions, the plan administrator’s discretion.

U.S. FEDERAL INCOME TAX CONSEQUENCES

With respect to NQSOs, the Company is generally entitled to deduct and the optionee recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares of common stock issued at the time of exercise. The gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of such shares of common stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction.

With respect to ISOs, if applicable holding period requirements are met (i.e., the shares acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise), the participant will not recognize taxable income at the time of exercise of the ISO. However, the excess of the fair market value of the common stock issued over the exercise price is an item of tax preference income potentially subject to the alternative minimum tax. The gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of such shares of common stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements described above are not met, the ISO will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for NQSOs will apply, although the amount of income recognized by the participant will be the lesser of (a) the excess of the fair market value of the stock at the time of exercise over the exercise price, or (b) the excess of the amount realized on the disposition over the exercise price.

The current federal income tax consequences of other awards authorized under the Amended 2018 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NQSOs; nontransferable restricted stock subject to a substantial risk of forfeiture and restricted stock units will result in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions applicable to such awards lapse (unless, with respect to an award of restricted stock, the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at ordinary income rates at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

NEW PLAN BENEFITS

No awards have been granted pursuant to the 2018 Plan that are contingent upon the approval by our stockholders of the Proposed Amendment to the 2018 Plan. Future awards under the Amended 2018 Plan will be granted at the discretion of the board. As a result, the number of future awards under the Amended 2018 Plan to be received by particular employees or consultants is presently not determinable.

AWARDS GRANTED UNDER THE 2018 PLAN

The following table shows the number of shares of common stock underlying options and restricted stock units granted under the 2018 Plan to certain individuals and certain groups of individuals as of April 22, 2020.

Name and Position	Shares underlying Stock Options	Restricted Stock Units
Patrick Goepel	50,000	10,000
Kelyn Brannon (1)	110,000	70,000
Eyal Goldstein	110,000	30,000
All current executive officers as a group (2)	270,000	110,000
All current non-employee directors as a group (3)	60,000	18,000
All non-executive employees as a group	463,000	152,500

(1)	Includes a grant of 3,336 restricted stock units that effective August 24, 2019, Ms. Brannon agreed to voluntarily surrender and cancel without payment of any additional consideration by the Company.
(2)

Excludes Rhonda Parouty, our Chief Operating Officer, who was laid off as part of a reduction in force effective March 31, 2020, and Joe Karbowski who resigned as our Chief Technology Officer effective December 2, 2019.

(3)	Includes a grant of 2,000 restricted stock units that effective March 30, 2019, Mr. Oberwager agreed to voluntarily surrender and cancel without payment of any additional consideration by the Company.

The Board of Directors recommends voting “FOR” approval of the amendment to the Asure Software, Inc. 2018 Incentive Award Plan to increase the number of shares of common stock authorized for issuance by 1,000,000 shares.

APPROVAL OF AN AMENDMENT TO THE ASURE SOFTWARE, INC. EMPLOYEE STOCK PURCHASE PLAN

(ITEM 5)

Subject to stockholder approval, our board of directors has approved an amendment of the Asure Software, Inc. Employee Stock Purchase Plan (the “Purchase Plan”) to increase the number of shares of our common stock authorized for issuance under the Purchase Plan by 250,000. The Purchase Plan was originally approved by our board on December 1, 2016 and was approved by our stockholders in June 2017.

As of April 22, 2020, [50,605] shares of our common stock were available for additional purchases under the Purchase Plan. If stockholders approve the proposed amendment to the Purchase Plan, the total number of shares of common stock authorized for issuance under the Purchase Plan (including shares that have already been purchased under the plan) will increase from 225,000 shares to 475,000 shares. The Purchase Plan, as amended by the proposed amendment, is referred to as the “Amended Purchase Plan.”

Our board of directors believes that the approval of the amendment to the Purchase Plan is necessary to ensure the availability of an adequate number of shares for issuance under the Amended Purchase Plan and that the ability of eligible employees to acquire an equity interest in the Company provides an incentive for continued employment with the Company. The Amended Purchase Plan will also align the interests of employees with those of stockholders through increased stock ownership.

DESCRIPTION OF THE PRINCIPAL FEATURES OF THE AMENDED PURCHASE PLAN

The following is a summary of the principal features of the Amended Purchase Plan. The summary is qualified in its entirety by reference to the Amended Purchase Plan, which is set forth in Appendix C to this proxy statement. Unless otherwise indicated, the following describes the provisions of the Amended Purchase Plan that are intended to meet the requirements of Section 423 of the Code.

Shares Available; Administration

A total of 475,000 shares of common stock are reserved for issuance under the Amended Purchase Plan. The board or its designated committee has the authority to interpret the terms of the Amended Purchase Plan.

Eligibility

Generally, our employees are eligible to participate in the Amended Purchase Plan if they are treated in our records as actively employed by us or any of our participating subsidiaries and work at least twenty (20) hours per week. However, an employee may not participate in the Amended Purchase Plan if such employee, immediately after the grant, would own (directly or through attribution) five percent (5%) or more of the total combined voting power or value of all classes of our capital stock.  As of April 22, 2020, approximately [370] employees were eligible to participate in the Amended Purchase Plan, and approximately [27] employees were participating.

Purchase of Shares

An eligible employee who elects to enroll in the Amended Purchase Plan is granted at the start of each offering period the right to purchase shares of our common stock with payroll deductions of up to ten percent (10%) of his or her eligible compensation.  The employee’s payroll deductions are accumulated and, at the end of each offering period, applied to purchase shares of our common stock.  The per share purchase price will be at the lesser of (i) eighty-five percent (85%) of the fair market value of our common stock on the offering date or (ii) eighty-five percent (85%) of the fair market value of our common stock on the applicable purchase date.  Purchase periods are approximately six (6) months in length.  The purchases are made at the end of the offering period. An employee may purchase up to a maximum of 5,000 shares of common stock during each offering period or a maximum of $25,000 worth of common stock during any calendar year, whichever is less.  The closing price of our common stock on April 22, 2020 was $[6.14] per share.

Withdrawal and Termination

An employee may withdraw all the payroll deductions then credited to his or her account at any time prior to the last day of the offering period by giving notice of withdrawal.  Upon receipt of the notice of withdrawal, all payroll deductions credited to the employee’s account will be paid him or her. Upon the employee’s termination of employment for any reason, the employee will automatically be withdrawn from the Amended Purchase Plan and the payroll deductions credited to his or her account during the offering period will be returned to the employee or, in the case of the employee’s death, to the employee’s designated beneficiary.

Certain Transactions

In the event of certain changes in capitalization or other events affecting our common stock, the administrator will make equitable adjustments to the number of shares of common price and price per share under the Amended Purchase Plan. In the event of a merger or change in control, the Amended Purchase Plan and employee participation in it will be assumed or substituted for by the successor corporation (or a parent or subsidiary or such successor corporation). If the successor corporation refuses to assume or substitute for employee participation, the offering period then in progress will be shortened and a new purchase date will be set.

Plan Amendment

The administrator of the Amended Purchase Plan may amend or terminate the Amended Purchase Plan at any time. No amendment may adversely affect the rights of any participant without the consent of the participant.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary under current law of the material U.S. federal income tax consequences to an employee who participates in the Amended Purchase Plan. This summary deals with the general U.S. federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. This summary also assumes that the Amended Purchase Plan complies with Section 423 of the Code and is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below. The summary does not discuss all aspects of federal income taxation that may be relevant in light of a participant’s personal circumstances. This summarized tax information is not tax advice and a participant should rely on the advice of his or her legal and tax advisors.

The Amended Purchase Plan is intended to qualify under the provisions of Section 423 of the Code. Under the applicable provisions of the Code, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the Amended Purchase Plan. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them.

If the shares are sold or disposed of more than two years from the first day of the offering period during which the shares were purchased and one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (2) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them.

The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

NEW PLAN BENEFITS

Because the number of shares that may be purchased under the Amended Purchase Plan will depend on each employee’s voluntary election to participate and on the fair market value of our common stock at various future dates, the actual number of shares that may be purchased by any individual cannot be determined in advance.

The Board of Directors recommends voting “FOR” approval of the amendment to the Asure Software, Inc. Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance by 250,000 shares.

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

(ITEM 6)

As required by Section 14A of the Securities Exchange Act of 1934 (“Exchange Act”), we are offering our stockholders an opportunity to cast an advisory vote to approve the compensation of our named executive officers, as disclosed in the proxy statement. Although the stockholder vote is an advisory vote only and is not binding on our company or our board of directors, our board and our Compensation Committee will consider the voting results when making future compensation decisions. We currently hold our Say-on-Pay vote every year, so the next advisory vote on the compensation of our named executive officers will occur at our 2021 Annual Meeting.

As described in the “EXECUTIVE COMPENSATION” section of the proxy statement beginning on page 17, we believe that our Executive Compensation Program (1) provides a competitive total compensation program that enables us to attract, retain and motivate our executive officers, and (2) aligns the interests of our named executive officers with the interests of our stockholders by focusing on both short-term and long-term performance goals, by promoting ownership of our company, and by rewarding individual performance. For these reasons, we recommend that stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders hereby approve the compensation of Asure Software, Inc.’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosures.”

The Board of Directors recommends voting “FOR” approval of the advisory vote to approve the compensation of our named executive officers.

EXECUTIVE COMPENSATION

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth information as of April [15], 2020 concerning the executive officers of the Company (other than Mr. Goepel, whose biographical information appears in the table under the Election of Directors section above).

Name	Age	Present Office(s) Held In Our Company
Patrick Goepel	58	President and Chief Executive Officer
Kelyn Brannon	61	Chief Financial Officer
Eyal Goldstein	44	Chief Revenue Officer

There are no family relationships among any of the Company’s executive officers and directors.

Kelyn Brannon joined Asure as Chief Financial Officer in October 2017. Prior to joining Asure, Ms. Brannon held positions as a CFO as well as a CEO at several leading enterprises, including Amazon, Calypso Technology, Calix, and most recently, Arista Networks, where she served as CFO from 2013-2015. Brannon also held senior finance positions at Sun Microsystems, Lexmark International, and Ernst & Young, and is a member of the American Institute of Certified Public Accountants. Ms. Brannon earned a Bachelor’s degree in Political Science from Murray State University.

Eyal Goldstein joined Asure as Chief Revenue Officer in December 2016. Prior to joining Asure, Mr. Goldstein served as Chief Revenue Officer of Insight Venture Partner’s FilmTrack, a global rights management platform, from 2013-2016. He previously served as Executive Vice President of DAZ Systems. Prior to DAZ he was Regional Vice President at Oracle Corp. and also served as Vice President at Ceridian Corporation. Mr. Goldstein earned a Bachelor’s degree in English from University of Nevada, Las Vegas.

SUMMARY COMPENSATION TABLE

The following table shows the compensation awarded or paid to, or earned by, our Chief Executive Officer and our two most highly compensated executive officers serving in such capacity at December 31, 2019. We refer to these employees collectively as our “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)(a)	Stock Awards ($)(b)	Option Awards ($)(b)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(c)	Total ($)
Patrick Goepel	2019	350,000	140,000	—	—	—	12,365	502,365
Chief Executive Officer	2018	350,000	110,500	143,200	356,274	—	9,265	969,239

Kelyn Brannon	2019	325,000	106,250	—	156,117	—	69,474	656,841
Chief Financial Officer	2018	298,958	70,000	143,200	356,274	—	8,144	876,576

Eyal Goldstein	2019	325,000	111,250	—	156,117	—	4,963	597,330
Chief Revenue Officer	2018	297,500	70,000	143,200	356,274	—	5,063	872,037

(a)

Constitutes annual performance-based bonuses paid to the named executive officer pursuant to the Company’s performance-based cash bonus program in which each of our named executive officers participates and includes amounts earned in 2017, but paid in 2018.

(b)

The amounts reported in this column represent the aggregate value of the restricted stock units and stock option awards granted based on their grant date fair value, as determined in accordance with the share-based payment accounting guidance under ASC 718. Refer to Note 9, “Stockholders’ Equity,” in the Notes to the Consolidated Financial Statements appearing in our annual report on Form 10-K filed on March 16, 2020 for the relevant assumptions used to determine the valuation of our stock awards. The amounts reported exclude stock option awards that Ms. Brannon or Mr. Goldstein may have exchanged in connection with our option exchange in January 2020.

(c)

Includes the dollar value of any matching contributions made by the Company to the 401(k) account of the named executive officer during the calendar year, as well as reimbursement of $60,000 of Ms. Brannon’ s living expenses for her apartment in Austin, Texas, in 2019.

Narrative to Summary Compensation Table

2019 Salaries

The named executive officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

For fiscal year 2019, Mr. Goepel, Ms. Brannon and Mr. Goldstein had annual base salaries of $350,000, $325,000 and $325,000, respectively. The annual base salaries were determined by our Compensation Committee. For fiscal year 2020, the Compensation Committee did not approve any increases to the base salaries of Mr. Goepel, Ms. Brannon or Mr. Goldstein. Following the spread of the Covid-19 pandemic, the salaries of Mr. Goepel, Ms. Brannon and Mr. Goldstein were reduced by twenty percent (20%) to $280,000 on an annualized basis for Mr. Goepel and $260,000 on an annualized basis for each of Ms. Brannon and Mr. Goldstein. These changes took effect as of March 26, 2020.

2019 Bonuses

We maintain an annual performance-based cash bonus program in which each of our named executive officers participated in 2019. Each of our named executive officers’ target bonus is equal to 50% of base salary for 2019 and can be earned subject to the achievement of certain performance criteria, as determined by the Compensation Committee. The 2019 annual bonuses paid to Mr. Goepel, Ms. Brannon and Mr. Goldstein were $140,000, $106,250, $111,250, respectively.

Equity Compensation

Historically, we have granted options to purchase our common stock to our named executive officers in connection with their commencement of employment and have a practice of granting options to purchase our common stock to our named executive officers annually after their year of hire.  Our stock options generally vest over 3 or 4 years, with the first installment vesting on the first anniversary of the date of grant and then quarterly thereafter.  The exercise price per share of the options we grant to our named executive officers equals the closing trading price of our common stock on the date of grant or, if our stock is not traded on that date, the immediately preceding trading date.

In 2018, we began granting restricted stock units. Restricted stock units typically vest 1/3rd on the first anniversary of the grant date and the remaining 2/3rds vest over a period of two years in equal quarterly installments, with the last such vesting date being the third anniversary of the grant date.

On September 2, 2019, Ms. Brannon and Mr. Goldstein were each granted options to purchase 60,000 shares at an exercise price of $6.44 per share.

Other Elements of Compensation

Retirement Savings and Health and Welfare Benefits

We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. In addition, all of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance.

Perquisites, Tax Gross-Ups and Other Personal Benefits

Except as provided in the Summary Compensation Table under “All Other Compensation,” we do not provide perquisites, tax gross-ups or other personal benefits to our named executive officers.

OUTSTANDING EQUITY AWARDS AT YEAR END TABLE

The following table sets forth information concerning unexercised options and stock awards for each of the named executive officers listed in the Summary Compensation Table, outstanding as of December 31, 2019:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options or Stock Awards (#) Exercisable	Number of Securities Underlying Unexercised Options or Stock Awards (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Pat Goepel	04/06/2017 (2)	41,669	8,331	9.86	4/6/2022
	05/16/2018 (3)	25,000	25,000	14.20	12/15/2022
	08/24/2018 (4)	—	—	—	—	5,831	47,698

Kelyn Brannon	10/02/2017 (2)(6)	50,000	50,000	12.61	10/2/2022
	05/16/2018 (3)(6)	25,000	25,000	14.20	12/15/2022
	8/24/2018 (4)	—	—	—	—	5,831	47,698
	9/2/2019 (5)	—	60,000	6.44	9/2/2024

Eyal Goldstein	12/15/2016 (1)(6)	100,000	—	8.62	12/15/2021
	04/06/2017 (2)(6)	25,000	5,000	9.86	4/6/2022
	05/16/2018 (3)(6)	25,000	25,000	14.20	12/15/2022
	08/24/2018 (4)	—	—	—	—	5,831	47,698
	9/2/2019 (5)	—	60,000	6.44	9/2/2024

(1)  Option vests and becomes exercisable in respect of 33% of the shares underlying the option on the first anniversary of the grant date and in respect of 8.33% of the shares underlying the option on each quarterly anniversary of the vesting commencement date thereafter, in each case, subject to the executive’s continued service to the Company through the applicable vesting date.

(2)  Option vests and becomes exercisable in respect of 25% of the shares underlying the option on the first anniversary of the grant date and in respect of 25% of the shares underlying the option on each annual anniversary of the vesting commencement date thereafter, in each case, subject to the executive’s continued service to the Company through the applicable vesting date.

(3)  Option vests and becomes exercisable in four equal annual installments beginning December 15, 2018, subject to the executive’s continued service to the Company through the applicable vesting date.

(4)  Represents grant of restricted stock units that vest 1/3rd on the first anniversary of the grant date and the remaining 2/3rds vest over a period of two years in equal quarterly installments, with the last such vesting date being the third anniversary of the grant date. The market value of the restricted stock units reported in these columns is based on the closing market price of our stock on December 31, 2019, which was $8.18.

(5)  Option vests and becomes exercisable in respect of 33% of the shares underlying the option on the first anniversary of the grant date and in respect of 2.78% of the shares underlying the option monthly thereafter, in each case, subject to the executive’s continued service to the Company through the applicable vesting date.

(6)  Options were eligible to be exchanged under our option exchange program, which concluded in January 2020. Both Ms. Brannon and Mr. Goldstein exchanged certain of these options for restricted stock units.

EXECUTIVE COMPENSATION ARRANGEMENTS

We are party to an offer letter with each of our named executive officers, other than Mr. Goepel, pursuant to which we require our named executive officers to enter into our standard confidentiality agreement and establish the named executive officer’s initial base salary, discretionary bonus eligibility and benefit entitlements.

We entered into an amended and restated employment agreement with Mr. Goepel in August 2011.  Under the employment agreement, we provided for Mr. Goepel to be paid an annual base salary of $200,000, which was increased to $350,000 effective October 1, 2016, to be eligible to receive a discretionary annual bonus, for certain benefit entitlements and for an initial equity award grant in the form of a stock option.  Under the employment agreement, in the event Mr. Goepel’s employment is terminated by us for other than cause, he is entitled to receive six months of base salary.

In December 2017, our compensation committee adopted the Company’s Executive Change in Control Severance Plan (the “CIC Plan”).  Under the CIC Plan, in the event we terminate the employment of a named executive officer without cause or a named executive officer resigns for good reason, in each case, during the twelve month period commencing on a change in control (or within 90 days prior to the change in control if such termination is at the request of the third party effecting the change in control), the Company will (i) continue to pay the named executive officer his or her base salary for 12 months, (ii) a pro-rated target bonus, (iii) continued health care coverage for up to 12 months, (iv) full accelerated vesting of all outstanding equity awards and (v) each option shall remain exercisable for its full term.  Any such severance benefits are subject to the named executive officer providing the Company a general release of claims.  Severance payable to Mr. Goepel under the CIC Plan will be reduced by any severance paid in connection with his amended and restated employment agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The following table shows the amount of our common stock beneficially owned as of April 22, 2020 by each person who is known by us to beneficially own more than five percent of our common stock, each of our directors, director nominees and named executive officers, and all directors and executive officers as a group.

	Shares Beneficially Owned(1)(2)
Name of Beneficial Owner	Number		Percent
Private Capital Management, LLC	1,578,513	(3)	10.0%
ArrowMark Colorado Holdings, LLC	1,536,155	(4)	9.8%
iSystems Holdings, LLC	1,026,332	(5)	6.5%
Pacific Ridge Capital Partners, LLC	958,006	(6)	6.1%
Calm Waters Partnership	1,286,943	(7)	8.2%
David Sandberg	370,385	(8)	2.4%
Daniel Gill	1,038,332	(9)	6.6%
Patrick Goepel	836,559	(10)	5.3%
Bradford Oberwager	18,000	(11)	*
Charles Lathrop, Jr.	34,000	(12)	*
W. Carl Drew	—		—
Bjorn Reynolds	3,250	(13)	*
Eyal Goldstein	131,520	(14)	*
Kelyn Brannon	2,028	(15)	*
All directors and executive officers as a group (10 persons)	2,430,824		15.2%

* Indicates ownership of less than 1% of the total outstanding shares

(1)

Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Exchange Act. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below. Amounts shown include shares of our common stock issuable upon exercise of outstanding options within 60 days after April 22, 2020.

(2)

Except for the percentages of certain parties that are based on presently exercisable options which are indicated in the footnotes to the table, the percentages indicated are based on [15,743,199] shares of our common stock issued and outstanding on April 22, 2020. In the case of parties holding presently exercisable options, the percentage ownership is calculated on the assumption that the shares presently held or purchasable within the next 60 days underlying such options are outstanding.

(3)

Pursuant to Schedule 13G (Amendment No. 1) filed with the SEC on March 20, 2020, Private Capital Management, LLC holds sole voting and dispositive power over 342,837 shares and shared voting and dispositive power over 1,235,676 shares. The principal business address of the reporting person is 8889 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108.

(4)

Pursuant to Schedule 13G (Amendment No. 2) filed with the SEC on February 14, 2020 and represents the number of shares beneficially owned as of December 31, 2019. The principal business office of ArrowMark Colorado Holdings, LLC (“ArrowMark”) is 100 Fillmore Street, Suite 325, Denver, Colorado 80206. ArrowMark is an investment advisor registered under the Investment Advisors Act of 1940 and beneficially owns shares of our common stock on behalf of investment funds or accounts it manages.  We have granted a waiver from the operation of our Rights Plan to ArrowMark’s ownership of our common stock; provided that, among other things, ArrowMark ensure that none of the investment funds or accounts it manages own more than 4.9% of our common stock.

(5)

Pursuant to a Schedule 13D (Amendment No. 1) filed by iSystems Holdings, LLC (“Holdings”) with the SEC on June 18, 2018, Silver Oak iSystems, LLC (“iSystems LLC”) is the owner of a controlling interest in Holdings and has the right to appoint a majority of the managers of Holdings. Silver Oak Services Partners II, L.P. (“SOSP II”) is the sole member of iSystems LLC. Silver Oak Management II, L.P. (“SOM II”) is the general partner of SOSP II. Silver Oak Services Partners, LLC (“SOSP LLC”) is the general partner of SOM II. Daniel M. Gill and Gregory M. Barr are the sole members of SOSP LLC, each owning a 50% interest in SOSP LLC, who acting together, have the power to direct the decisions of SOSP II regarding the vote and disposition of securities held directly by Holdings. As such, iSystems LLC, SOSP II, SOM II, SOSP LLC, Mr. Gill and Mr. Barr may be deemed to be indirect beneficial owners of the shares held directly by Holdings. Each of iSystems LLC, SOSP II, SOM II, SOSP LLC, Mr. Gill and Mr. Barr expressly disclaim beneficial ownership of the shares held directly by Holdings. The principal business address of each beneficial owner is 1560 Sherman Avenue, Suite 1200, Evanston, Illinois 60201.

(6)

Pursuant to Schedule 13G (Amendment No. 1) filed with the SEC on February 13, 2020, Pacific Ridge Capital Partners, LLC holds sole voting power over 845,256 shares and sole dispositive power over 958,006 shares. The principal business address of the reporting person is 4900 Meadows Rd., Suite 320, Lake Oswego, Oregon 97035.

(7)

Pursuant to Schedule 13G (Amendment No. 1) filed by Calm Waters Partnership and Richard S. Strong with the SEC on January 31, 2020, Calm Waters Partnership and Richard S. Strong hold shared voting and dispositive power over 802,000 shares, and Richard S. Strong holds sole voting and dispositive power over 484,943 shares. Richard S. Strong is the managing partner of Calm Waters Partnership. The principal business address of the reporting persons is c/o Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202.

(8)

Pursuant to a Schedule 13D (Amendment No. 15) filed by Red Oak Partners, LLC with the SEC on December 13, 2019, Mr. Sandberg, as the managing member, founder, and portfolio manager of Red Oak, LLC may be deemed to beneficially own 332,970 shares beneficially owned by Red Oak Partners, LLC. Mr. Sandberg directly owns 22,415 shares and 15,000 shares issuable upon exercise of options exercisable within 60 days of April 22, 2020.

(9)

Pursuant to a Schedule 13D (Amendment No. 1) filed by Holdings with the SEC on June 18, 2018, Mr. Gill may be deemed to be indirect beneficial owner of the shares held directly by Holdings. Mr. Gill expressly disclaims beneficial ownership of the shares held directly by Holdings. Mr. Gill also directly owns 2,000 shares and 10,000 shares issuable upon exercise of options exercisable within 60 days of April 22, 2020.

(10)	Consists of 764,890 shares held directly by Mr. Goepel and 71,669 shares issuable upon vesting of restricted stock units and exercise of options exercisable within 60 days of April 22, 2020.

(11)	Consists of 8,000 shares held directly by Mr. Oberwager and 10,000 shares issuable upon exercise of options exercisable within 60 days of April 22, 2020.

(12)	Consists of 22,000 shares held directly by Mr. Lathrop and 12,000 shares issuable upon vesting of restricted stock units and exercise of options exercisable within 60 days of April 22, 2020.

(13)	Consists of 3,250 shares held directly by Mr. Reynolds.

(14)	Consists of 3,187 shares held directly by Mr. Goldstein and 128,333 shares issuable upon vesting of restricted stock units and exercise of options exercisable within 60 days of April 22, 2020.

(15)	Consists of 1,195 shares held directly by Ms. Brannon and 833 shares issuable upon vesting of restricted stock units within 60 days of April 22, 2020.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2019 with respect to the shares of the Company’s common stock that may be issued under the Company’s existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and Awards	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity Compensation Plans Approved by Stockholders (1)	1,756,000	$9.71	387,000
Equity Compensation Plans Not Approved by Stockholders	—	N/A	—
Total	1,756,000	$9.71	387,000

(1)	Consists of outstanding options under our 2018 Plan and our 2009 Plan.

APPROVAL OF TRANSACTIONS WITH RELATED PARTIES

The board of directors reviews all transactions involving the Company in which any of our directors, director nominees, significant stockholders and executive officers and their immediate family members are participants to determine whether such person has a direct or indirect material interest in the transaction.  All directors, director nominees and executive officers must notify us of any proposed transaction involving us in which such person has a direct or indirect material interest.  Such proposed transaction is then reviewed by either the Audit Committee or a special committee of independent directors, which determines whether or not to approve the transaction.  After such review, the reviewing body approves the transaction only if it determines that the transaction is in, or not inconsistent with, the best interests of the Company and its stockholders. Review and approval of such transactions fall under Section D(2) of the Company’s Audit Committee Charter.

OTHER MATTERS

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who beneficially own more than 10% of the Company’s common stock (“10% Stockholders”) to file reports of ownership and changes in ownership with the SEC and Nasdaq. Such officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely upon information provided to the Company by individual officers, directors and 10% Stockholders, Asure believes that all of these filing requirements were satisfied by the Company’s officers, directors and 10% Stockholders in calendar year 2019, other than Forms 4 for Messrs. Goepel and Goldstein and Ms. Brannon relating to the withholding of shares in connection with the vesting of restricted stock units, which shares were withheld to cover Messrs. Goepel and Goldstein and Ms. Brannon’s tax obligations.

STOCKHOLDER PROPOSALS

A stockholder seeking to include a proposal in our proxy statement and form of proxy card for the 2021 Annual Meeting must submit such proposal to us by December 30, 2020.  Shareholder proposals for inclusion in our proxy statement must comply with SEC Rule 14a-8 and should be addressed to Kelyn Brannon, Corporate Secretary, Asure Software, Inc., 3700 N. Capital of Texas Hwy, Suite 350, Austin, Texas 78746. If the date of the 2021 Annual Meeting is changed by more than 30 days from the date of the 2020 Annual Meeting, then the deadline for inclusion of proposals in our proxy statement is a reasonable time before we begin to print and mail our proxy materials.

A stockholder may also nominate a director or bring other business before the stockholders at the 2021 Annual Meeting but must comply with the advance notice procedures in our Bylaws.  In general, the Bylaws require written notice of any stockholder proposals for other business or director nominations to be delivered or mailed to and received by the Corporate Secretary at our principal executive offices between February 28, 2021 and March 30, 2021 and the written notice must contain the specific information required in our Bylaws. If the date of the 2021 Annual Meeting changes by more than 30 days from the anniversary date of the 2020 Annual Meeting, the written notice must be received by us no later than the close of business on the 10th day following the earlier of the date on which we first mail notice of the date of the 2021 Annual Meeting or otherwise make public disclosure of the date. Proposals for director nominees and other business submitted through this process will not be included in our proxy materials sent to stockholders prior to the meeting.

Under our Bylaws, the stockholder’s notice of a director nomination must set forth (a) as to each person whom the stockholder proposes to nominate for election as director, all information relating to the person that would be required to be disclosed in solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, including such person’s written consent to being named as a nominee and to serve as a director if elected; (b) as to the stockholder giving notice, the name and address of the person as they appear on our  books and the class and number of shares beneficially owned and owned of record by the person; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, the name and address of the person and the class and number of share beneficially owned by the person.

Under our Bylaws, the stockholder’s notice of a proposal for other business must set forth (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on our books, of the stockholder proposing the business and the name and address of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class and number of our shares of our common stock that are owned beneficially and of record by the stockholder and by the beneficial owner, if any, on whose behalf the proposal is being made; and (iv) any material interest of the stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business.

The above summary of our Bylaws is qualified in its entirety by reference to the full text of our Bylaws.

PROXY SOLICITATION AND COSTS

The enclosed proxy is being solicited by the board of directors of the Company.  We will bear the entire cost of solicitation of proxies on behalf of the Company, including preparation, assembly, printing and mailing of this proxy statement, the enclosed proxy card, and the enclosed annual report for fiscal year 2019. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy soliciting material to our beneficial owners. Our officers, directors and other regular employees may, without additional compensation, solicit consents personally or by facsimile, telephone, e-mail or special letter.

HOUSEHOLDING

Some banks, brokers and other record holders have begun the practice of “householding” proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. We will promptly deliver an additional copy of either document to any stockholder who writes or calls us at the following address or phone number: Investor Relations, Asure Software, Inc., 3700 N. Capital of Texas Hwy, Suite 350, Austin, Texas 78746, (512) 437-2678.  Stockholders may also use the above contact information for requests from (i) individual stockholders in households currently receiving a single copies of annual reports and proxy statements who wish to receive separate copies in the future and (ii) two or more stockholders in households receiving multiple copies of annual reports and proxy statements who wish to receive a single copy of annual reports and proxy statements in the future.

ANNUAL REPORT ON FORM 10-K

We will provide to any stockholder without charge a copy of our 2019 annual report on Form 10-K upon written request to our Secretary at Asure Software, Inc., 3700 N. Capital of Texas Hwy, Suite 350, Austin, TX 78746. Our annual report booklet and this proxy statement are also available online at https://investor.asuresoftware.com/financial-information.

OTHER BUSINESS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to in this proxy statement. If any other matter is properly brought before the Annual Meeting for action by stockholders, proxies will be voted in accordance with the recommendation of the board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By order of the Board of Directors

/s/ PATRICK GOEPEL

Patrick Goepel

Chief Executive Officer

Austin, Texas

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION OF

ASURE SOFTWARE, INC.

Asure Software, Inc., a corporation duly organized and existing under the Delaware General Corporation Law (the “Corporation”), does hereby certify that:

1.     This Certificate of Amendment amends the provisions of the Corporation’s Restated Certificate of Incorporation filed with the Secretary of State on May 9, 2017 (the “Restated Certificate of Incorporation”).

2.     Article FOURTH of the Restated Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“FOURTH: The Corporation shall have the authority to issue two (2) classes of shares to be designated, respectively, “Preferred Stock” and “Common Stock.” All of said shares shall be One Cent ($.01) par value each. The total number of shares of capital stock which the Corporation shall have the authority to issue is Forty-Five Million Five Hundred Thousand (45,500,000), which shall consist of Forty-Four Million (44,000,000) shares of Common Stock and One-and-One-Half Million (1,500,000) shares of Preferred Stock.”

3.     This amendment was duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

4.     All other provisions of the Restated Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, Asure Software, Inc. has caused this Certificate of Amendment to be executed by a duly authorized officer on _______, 2020.

Asure Software, Inc.

By:

Name: Patrick Goepel

Title: Chief Executive Officer

A-1

APPENDIX B

ASURE SOFTWARE, INC.
2018 INCENTIVE AWARD PLAN (AS AMENDED              , 2020)

ARTICLE I.
PURPOSE

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities.

ARTICLE II.
DEFINITIONS

As used in the Plan, the following words and phrases will have the meanings specified below, unless the context clearly indicates otherwise:

2.1          “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.  With reference to the Board’s or a Committee’s powers or authority under the Plan that have been delegated to one or more officers pursuant to Section 4.2, the term “Administrator” shall refer to such officer(s) unless and until such delegation has been revoked.

2.2          “Applicable Law” means any applicable law, including without limitation:  (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.3          “Award” means an Option, Stock Appreciation Right, Restricted Stock award, Restricted Stock Unit award, Performance Bonus Award, Performance Stock Units award, Dividend Equivalents award or Other Stock or Cash Based Award granted to a Participant under the Plan.

2.4          “Award Agreement” means an agreement evidencing an Award, which may be written or electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

2.5          “Board” means the Board of Directors of the Company.

2.6          “Change in Control” shall mean and includes each of the following:

(a)          A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any of its Subsidiaries; (ii) any acquisition by an employee benefit plan maintained by the Company or any of its Subsidiaries, (iii) any acquisition which complies with Sections 2.6(c)(i), 2.6(c)(ii) and 2.6(c)(iii); or (iv) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(b)          The Incumbent Directors cease for any reason to constitute a majority of the Board;

(c)          The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i)          which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii)          after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.9(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and

(iii)          after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board's approval of the execution of the initial agreement providing for such transaction; or

(d)          The completion of a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.7          “Code” means the U.S. Internal Revenue Code of 1986, as amended, and all regulations, guidance, compliance programs and other interpretative authority issued thereunder.

2.8          “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent permitted by Applicable Law.  To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

2.9          “Common Stock” means the common stock of the Company.

2.10          “Company” means Asure Software, Inc., a Delaware corporation, or any successor.

2.11          “Consultant” means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.

2.12         “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Company determines, to receive amounts due or exercise the Participant’s rights if the Participant dies.  Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.

2.13          “Director” means a Board member.

2.14          “Disability” means a permanent and total disability under Section 22(e)(3) of the Code.

2.15          “Dividend Equivalents” means a right granted to a Participant to receive the equivalent value (in cash or Shares) of dividends paid on a specified number of Shares. Such Dividend Equivalent shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Administrator.

2.16          “Effective Date” has the meaning set forth in Section 11.3.

2.17          “Employee” means any employee of the Company or any of its Subsidiaries.

2.18          “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split (including a reverse stock split), spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.19          “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and all regulations, guidance and other interpretative authority issued thereunder.

2.20          “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Common Stock is listed on any established stock exchange, the value of a Share will be the closing sales price for a Share as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not listed on an established stock exchange but is quoted on a national market or other quotation system, the value of a Share will be the closing sales price for a Share on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) if the Common Stock is not listed on any established stock exchange or quoted on a national market or other quotation system, the value established by the Administrator in its sole discretion. Notwithstanding the foregoing, with respect to any Award granted after the effectiveness of the Company’s registration statement relating to its initial public offering and prior to the Public Trading Date, the Fair Market Value shall mean the initial public offering price of a Share as set forth in the Company’s final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.

2.21           “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation of the Company, as determined in accordance with in Section 424(e) and (f) of the Code, respectively.

2.22          “Incentive Stock Option” means an Option that meets the requirements to qualify as an “incentive stock option” as defined in Section 422 of the Code.

2.23          “Incumbent Directors” shall mean for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.6(a) or 2.6(c)) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved.  No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.24           “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.25          “Option” means a right granted under Article VI to purchase a specified number of Shares at a specified price per Share during a specified time period.  An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.26          “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.

2.27          “Overall Share Limit” means the sum of (i) 2,350,000 Shares and (ii) any Shares that are subject to Prior Plan Awards that become available for issuance under the Plan pursuant to Article V.

2.28          “Participant” means a Service Provider who has been granted an Award.

2.29          “Performance Bonus Award” has the meaning set forth in Section 8.3.

2.30          “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.1 and subject to Section 8.2, to receive Shares, the payment of which is contingent upon achieving certain performance goals or other performance-based targets established by the Administrator.

2.31          “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.32          “Plan” means this 2018 Incentive Award Plan, as amended from time to time.

2.33          “Prior Plan” means the Company’s 2009 Equity Plan.

2.34          “Prior Plan Award” means an award outstanding under the Prior Plan as of the Effective Date.

2.35          “Restricted Stock” means Shares awarded to a Participant under Article VII, subject to certain vesting conditions and other restrictions.

2.36          “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

2.37          “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

2.38          “Section 409A” means Section 409A of the Code.

2.39          “Securities Act” means the Securities Act of 1933, as amended, and all regulations, guidance and other interpretative authority issued thereunder.

2.40          “Service Provider” means an Employee, Consultant or Director.

2.41          “Shares” means shares of Common Stock.

2.42          “Stock Appreciation Right” or “SAR” means a right granted under Article VI to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over the exercise price set forth in the applicable Award Agreement.

2.43          “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.44          “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.45          “Termination of Service” means:

(a)     As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(b)          As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(d)

As to an Employee, the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(e)

The Company, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for “cause” and all questions of whether particular leaves of absence constitute a Termination of Service.  For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off), even though the Participant may subsequently continue to perform services for that entity.

ARTICLE III.
ELIGIBILITY

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.  No Service Provider shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Service Providers, Participants or any other persons uniformly.

ARTICLE IV.
ADMINISTRATION AND DELEGATION

4.1          Administration.

(a)          The Plan is administered by the Administrator.  The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable.  The Administrator may correct defects and ambiguities, supply omissions, reconcile inconsistencies in the Plan or any Award and make all other determinations that it deems necessary or appropriate to administer the Plan and any Awards. The Administrator (and each member thereof) is entitled to, in good faith, rely or act upon any report or other information furnished to it, him or her by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. The Administrator’s determinations under the Plan are in its sole discretion and will be final, binding and conclusive on all persons having or claiming any interest in the Plan or any Award.

(b)          Without limiting the foregoing, the Administrator has the exclusive power, authority and sole discretion to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant; (iii) determine the number of Awards to be granted and the number of Shares to which an Award will relate; (iv) subject to the limitations in the Plan, determine the terms and conditions of any Award and related Award Agreement, including, but not limited to, the exercise price, grant price, purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations, waivers or amendments thereof; (v) determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, or other property, or an Award may be canceled, forfeited, or surrendered; and (vi) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

4.2          Delegation of Authority.  To the extent permitted by Applicable Law, the Board or any Committee may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries; provided, however, that in no event shall an officer of the Company or any of its Subsidiaries be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company or any of its Subsidiaries or Directors to whom authority to grant or amend Awards has been delegated hereunder.  Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable organizational documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 4.2 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority. Further, regardless of any delegation, the Board or a Committee may, in its discretion, exercise any and all rights and duties as the Administrator under the Plan delegated thereby, except with respect to Awards that are required to be determined in the sole discretion of the Committee under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

ARTICLE V.
STOCK AVAILABLE FOR AWARDS

5.1          Number of Shares.  Subject to adjustment under Article IX and the terms of this Article V, Awards may be made under the Plan covering up to the Overall Share Limit.  As of the Effective Date, the Company will cease granting awards under the Prior Plan; however, Prior Plan Awards will remain subject to the terms of the Prior Plan. Shares issued or delivered under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

5.2          Share Recycling.

(a)          If all or any part of an Award or Prior Plan Award expires, lapses or is terminated, converted into an award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Awards under the Plan.  The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards or Prior Plan Awards shall not count against the Overall Share Limit.

(b)          In addition, the following Shares shall be available for future grants of Awards: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option or any stock option granted under the Prior Plan; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or any award granted under the Prior Plan; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market by the Company with the cash proceeds received from the exercise of Options. Notwithstanding the provisions of this Section 5.2(b), no Shares may again be optioned, granted or awarded pursuant to an Incentive Stock Option if such action would cause such Option to fail to qualify as an incentive stock option under Section 422 of the Code.

5.3          Incentive Stock Option Limitations.  Notwithstanding anything to the contrary herein, no more than 2,000,000 Shares (as adjusted to reflect any Equity Restructuring) may be issued pursuant to the exercise of Incentive Stock Options.

5.4          Substitute Awards.  In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate.  Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan.  Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards may again become available for Awards under the Plan as provided under Section 5.2 above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any of its Subsidiaries prior to such acquisition or combination.

5.5           Non-Employee Director Award Limit.  Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding non-employee director compensation, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all equity-based Awards and the maximum amount that may become payable pursuant to all cash-based Awards that may be granted to a Service Provider as compensation for services as a Non-Employee Director during any calendar year shall not exceed $1,000,000 for such Service Provider’s first year of service as a Non-Employee Director and $500,000 for each year thereafter.

ARTICLE VI.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.1          General.  The Administrator may grant Options or Stock Appreciation Rights to one or more Service Providers, subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine.  The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right.  A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value on the date of exercise or a combination of the two as the Administrator may determine or provide in the Award Agreement.

6.2          Exercise Price.  The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement.  Subject to Section 6.6, the exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right. Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

6.3          Duration of Options.  Subject to Section 6.6, each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years; provided, further, that, unless otherwise determined by the Administrator, (a) no portion of an Option or Stock Appreciation Right which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable and (b) the portion of an Option or Stock Appreciation Right that is unexercisable at a Participant’s Termination of Service shall automatically expire on the date of such Termination of Service.  Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, commits an act of “cause” (as determined by the Administrator), or violates any non-competition, non-solicitation or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right to exercise the Option or Stock Appreciation Right, as applicable, may be terminated by the Company and the Company may suspend the Participant’s right to exercise the Option or Stock Appreciation Right when it reasonably believes that the Participant may have participated in any such act or violation.

6.4          Exercise.  Options and Stock Appreciation Rights may be exercised by delivering to the Company (or such other person or entity designated by the Administrator) a notice of exercise, in a form and manner the Company approves (which may be written, electronic or telephonic and may contain representations and warranties deemed advisable by the Administrator), signed or authenticated by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full of (a) the exercise price for the number of Shares for which the Option is exercised in a manner specified in Section 6.5 and (b) all applicable taxes in a manner specified in Section 10.5.  The Administrator may, in its discretion, limit exercise with respect to fractional Shares and require that any partial exercise of an Option or Stock Appreciation Right be with respect to a minimum number of Shares.

6.5          Payment Upon Exercise.  The Administrator shall determine the methods by which payment of the exercise price of an Option shall be made, including, without limitation:

(a)          cash, check or wire transfer of immediately available funds; provided that the Company may limit the use of one of the foregoing methods if one or more of the methods below is permitted;

(b)          if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to deliver promptly to the Company funds sufficient to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company an amount sufficient to pay the exercise price by cash, wire transfer of immediately available funds or check; provided that such amount is paid to the Company at such time as may be required by the Company;

(c)          to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value on the date of delivery;

(d)          to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;

(e)          to the extent permitted by the Administrator, delivery of a promissory note or any other lawful consideration; or

(f)          to the extent permitted by the Administrator, any combination of the above payment forms.

6.6          Additional Terms of Incentive Stock Options.  The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code.  If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years.  All Incentive Stock Options (and Award Agreements related thereto) will be subject to and construed consistently with Section 422 of the Code.  By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (a) two years from the grant date of the Option or (b) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer.  Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code.  Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Nonqualified Stock Option.

ARTICLE VII.
RESTRICTED STOCK; RESTRICTED STOCK UNITS

7.1          General.  The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to forfeiture or the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement, to Service Providers. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock and Restricted Stock Units; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock and Restricted Stock Units to the extent required by Applicable Law. The Award Agreement for each Restricted Stock and Restricted Stock Unit Award shall set forth the terms and conditions not inconsistent with the Plan as the Administrator shall determine

7.2          Restricted Stock.

(a)          Stockholder Rights. Unless otherwise determined by the Administrator, each Participant holding shares of Restricted Stock will be entitled to all the rights of a stockholder with respect to such Shares, subject to the restrictions in the Plan and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which such Participant becomes the record holder of such Shares; provided, however, that with respect to a share of Restricted Stock subject to restrictions or vesting conditions as described in Section 8.3, except in connection with a spin-off or other similar event as otherwise permitted under Section 9.2, dividends which are paid to Company stockholders prior to the removal of restrictions and satisfaction of vesting conditions shall only be paid to the Participant to the extent that the restrictions are subsequently removed and the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

(b)          Stock Certificates.  The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.

(c)          Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.

7.3          Restricted Stock Units.  The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, subject to compliance with Applicable Law.

ARTICLE VIII.
OTHER TYPES OF AWARDS

8.1          General.  The Administrator may grant Performance Stock Units awards, Performance Bonus Awards, Dividend Equivalents or Other Stock or Cash Based Awards, to one or more Service Providers, in such amounts and subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine.

8.2          Performance Stock Unit Awards.  Each Performance Stock Units award shall be denominated in a number of Shares or in unit equivalents of Shares and/or units of value (including a dollar value of Shares) and may be linked to any one or more of performance or other specific criteria, including service to the Company or Subsidiaries, determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.  In making such determinations, the Administrator may consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.3          Performance Bonus Awards.  Each right to receive a bonus granted under this Section 8.3 shall be denominated in the form of cash (but may be payable in cash, stock or a combination thereof) (a “Performance Bonus Award”) and shall be payable upon the attainment of performance goals that are established by the Administrator and relate to one or more of performance or other specific criteria, including service to the Company or Subsidiaries, in each case on a specified date or dates or over any period or periods determined by the Administrator.

8.4          Dividend Equivalents.  If the Administrator provides, an Award (other than an Option or Stock Appreciation Right) may provide a Participant with the right to receive Dividend Equivalents.  Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement.  Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award subject to vesting shall either (i) to the extent permitted by Applicable Law, not be paid or credited or (ii) be accumulated and subject to vesting to the same extent as the related Award.  All such Dividend Equivalents shall be paid at such time as the Administrator shall specify in the applicable Award Agreement.  Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

8.5          Other Stock or Cash Based Awards.  Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive cash or Shares to be delivered in the future and annual or other periodic or long-term cash bonus awards (whether based on specified performance criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled.  Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines.  Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal(s), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement. Except in connection with a spin-off or other similar event as otherwise permitted under Article IX, dividends that are paid prior to vesting of any Other Stock or Cash Based Award shall only be paid to the applicable Participant to the extent that the vesting conditions are subsequently satisfied and the Other Stock or Cash Based Award vests.

ARTICLE IX.
ADJUSTMENTS FOR CHANGES IN COMMON STOCK
AND CERTAIN OTHER EVENTS

9.1          Equity Restructuring.  In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article IX the Administrator will equitably adjust the terms of the Plan and each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding Award and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article V hereof on the maximum number and kind of shares that may be issued); (ii) adjusting the terms and conditions of (including the grant or exercise price), and the performance goals or other criteria included in, outstanding Awards; and (iii) granting new Awards or making cash payments to Participants.  The adjustments provided under this Section 9.1 will be nondiscretionary and final and binding on all interested parties, including the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

9.2          Corporate Transactions.  In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, split-up, spin off, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Law or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Law or accounting principles:

(a)          To provide for the cancellation of any such Award in exchange for either an amount of cash and/or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

(b)          To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares (or other property) covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c)          To provide that such Award be assumed by the successor or survivor corporation or entity, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation or entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;

(d)          To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article V hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;

(e)          To replace such Award with other rights or property selected by the Administrator; and/or

(f)          To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

9.3          Change in Control.

(a)          Notwithstanding any other provision of the Plan, in the event of a Change in Control, unless the Administrator elects to (i) terminate an Award in exchange for cash, rights or property, or (ii) cause an Award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, pursuant to Section 9.2, (A) such Award (other than any portion subject to performance-based vesting) shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation and (B) the portion of such Award subject to performance-based vesting shall be subject to the terms and conditions of the applicable Award Agreement and, in the absence of applicable terms and conditions, the Administrator’s discretion.

(b)          In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award (other than any portion subject to performance-based vesting), the Administrator shall cause such Award to become fully vested and, if applicable, exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on such Award to lapse and, to the extent unexercised upon the consummation of such transaction, to terminate in exchange for cash, rights or other property. The Administrator shall notify the Participant of any Award that becomes exercisable pursuant to the preceding sentence that such Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such Award shall terminate upon the consummation of the Change in Control in accordance with the preceding sentence.

(c)          For the purposes of this Section 9.3, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.

9.4          Administrative Stand Still.  In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock (including any Equity Restructuring or any securities offering or other similar transaction) or for reasons of administrative convenience or to facilitate compliance with any Applicable Law, the Company may refuse to permit the exercise or settlement of one or more Awards for such period of time as the Company may determine to be reasonably appropriate under the circumstances.

9.5          General.  Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation.  Except as expressly provided with respect to an Equity Restructuring under Section 9.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price.  The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation, spinoff, dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares.

ARTICLE X.
PROVISIONS APPLICABLE TO AWARDS

10.1          Transferability.

(a)          No Award may be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, unless and until such Award has been exercised and/or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed.  During the life of a Participant, Awards will be exercisable only by the Participant, unless it has been disposed of pursuant to a domestic relations order.  After the death of a Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by the Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then-Applicable Law of descent and distribution. References to a Participant, to the extent relevant in the context, will include references to a transferee approved by the Administrator.

(b)          Notwithstanding Section 10.1(a), the Administrator, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Participant, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Participant or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award to any Person other than another Permitted Transferee of the applicable Participant); (iii) the Participant (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer; and (iv) any transfer of an Award to a Permitted Transferee shall be without consideration, except as required by Applicable Law.  In addition, and further notwithstanding Section 10.1(a), the Administrator, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

(c)          Notwithstanding Section 10.1(a), a Participant may, in the manner determined by the Administrator, designate a Designated Beneficiary. A Designated Beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant and any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as the Participant’s Designated Beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written or electronic consent of the Participant’s spouse or domestic partner. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Participant’s death.

10.2          Documentation.  Each Award will be evidenced in an Award Agreement in such form as the Administrator determines in its discretion. Each Award may contain such terms and conditions as are determined by the Administrator in its sole discretion, to the extent not inconsistent with those set forth in the Plan.

10.3          Discretion.  Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award.  The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

10.4          Changes in Participant’s Status.  The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.  Except to the extent otherwise required by law or expressly authorized by the Company or by the Company’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.

10.5          Withholding.  Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability.  The Company may deduct an amount sufficient to satisfy such tax obligations from any payment of any kind otherwise due to a Participant. The amount deducted shall be determined by the Company and may be up to, but no greater than, the aggregate amount of such obligations based on the maximum statutory withholding rates in the applicable Participant’s jurisdiction for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. Subject to any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company; provided that the Company may limit the use of one of the foregoing methods if one or more of the exercise methods below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Administrator otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to deliver promptly to the Company funds sufficient to satisfy the tax obligations, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company an amount sufficient to satisfy the tax withholding by cash, wire transfer of immediately available funds or check; provided that such amount is paid to the Company at such time as may be required by the Company, (iv) to the extent permitted by the Administrator, delivery of a promissory note or any other lawful consideration or (v) to the extent permitted by the Administrator, any combination of the foregoing payment forms.  If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

10.6          Amendment of Award; Prohibition on Repricing.  The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Nonqualified Stock Option.  The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article IX or pursuant to Section 11.6.  Other than pursuant to Sections 9.1 and 9.2, the Administrator shall not, without the approval of the stockholders of the Company, (a) lower the exercise price per Share of an Option or Stock Appreciation Right after it is granted, (b) cancel an Option or Stock Appreciation Right when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award, or (c) take any other action with respect to an Option or Stock Appreciation Right that the Company determines would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

10.7          Conditions on Delivery of Stock.  The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy Applicable Law.  The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

10.8          Acceleration.  The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

ARTICLE XI.
MISCELLANEOUS

11.1          No Right to Employment or Other Status.  No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continue employment or any other relationship with the Company.  The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement or other written agreement between the Participant and the Company or any Subsidiary.

11.2          No Rights as Stockholder; Certificates.  Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares.  Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Law requires, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).  The Company may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

11.3          Effective Date.  The Plan will become effective on the date it is approved by the Company’s stockholders (the “Effective Date”).  No Incentive Stock Option may be granted pursuant to the Plan after the tenth anniversary of the earlier of (i) the date the Plan was approved by the Board and (ii) the date the Plan was approved by the Company’s stockholders.

11.4          Amendment of Plan.  The Board may amend, suspend or terminate the Plan at any time and from time to time; provided that (a) no amendment requiring stockholder approval to comply with Applicable Law shall be effective unless approved by the Board, and (b) no amendment, other than an increase to the Overall Share Limit or pursuant to Section Article IX or Section 11.6, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent.  No Awards may be granted under the Plan during any suspension period or after Plan termination.  Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination.  The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Law.

11.5          Provisions for Foreign Participants.  The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States, establish subplans or procedures under the Plan or take any other necessary or appropriate action to address Applicable Law, including (a) differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters, (b) listing and other requirements of any foreign securities exchange, and (c) any necessary local governmental or regulatory exemptions or approvals.

11.6          Section 409A.

(a)          General.  The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply.  Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date.  The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise.  The Company will have no obligation under this Section 11.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

(b)          Separation from Service.  If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a Participant’s Termination of Service will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the Participant’s Termination of Service.  For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”

(c)          Payments to Specified Employees.  Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest).  Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

11.7          Limitations on Liability.  Notwithstanding any other provisions of the Plan, no individual acting as a director, officer or other employee of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer or other employee of the Company or any Subsidiary.  The Company will indemnify and hold harmless each director, officer or other employee of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith; provided that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

11.8          Data Privacy.  As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan.  The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”).  The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management.  These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country.  By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares.  The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan.  A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 11.8 in writing, without cost, by contacting the local human resources representative.  The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s sole discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 11.8.  For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

11.9          Severability.  If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

11.10         Governing Documents.  If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary), the Plan will govern, unless such Award Agreement or other written agreement was approved by the Administrator and expressly provides that a specific provision of the Plan will not apply.

11.11          Governing Law.  The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding the choice-of-law principles of the State of Delaware and any other state requiring the application of a jurisdiction’s laws other than the State of Delaware.

11.12          Clawback Provisions.  All Awards (including the gross amount of any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to recoupment by the Company to the extent required to comply with Applicable Law or any policy of the Company providing for the reimbursement of incentive compensation, whether or not such policy was in place at the time of grant of an Award.

11.13          Titles and Headings.  The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

11.14          Conformity to Applicable Law.  Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Law.  Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in a manner intended to conform with Applicable Law.  To the extent Applicable Law permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Law.

11.15          Relationship to Other Benefits.  No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary, except as expressly provided in writing in such other plan or an agreement thereunder.

11.16          Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

11.17          Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

11.18          Prohibition on Executive Officer Loans.  Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

11.19          Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 10.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Asure Software, Inc. on April [_____], 2020.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of Asure Software, Inc. on May [_____], 2020.

Executed on this ____ day of [_____], 2020.

Kelyn Brannon, Corporate Secretary

APPENDIX C

ASURE SOFTWARE, INC.

EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED ______, 2020

1.     Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries and Designated Affiliates with an opportunity to purchase Common Stock of the Company. This Plan includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). It is the intention of the Company to have the 423 Component qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the 423 Component, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes the grant of options under the Non-423 Component which do not qualify under Section 423 of the Code pursuant to rules, procedures or subplans adopted by the Administrator designed to achieve tax, securities laws or other objectives for Eligible Employees and the Company. Except as otherwise indicated, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

2.     Definitions.

(a)      “Administrator” shall mean the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

(b)      “Affiliate” shall mean any corporation or other entity affiliated with the Company or in which the Company has an interest.

(c)      “Board” shall mean the Board of Directors of the Company.

(d)      “Change in Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Transferee (as defined in the Company’s Amended and Restated Certificate of Incorporation) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities; or

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii) A change in the composition of the Board occurring within a one-year period, as a result of which less than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(e)     “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f)     “Committee” means a committee of the Board appointed by the Board in accordance with Section 14 hereof.

(g)     “Common Stock” shall mean the Common Stock of the Company.

(h)     “Company” shall mean Asure Software, Inc., a Delaware corporation.

(i)     “Compensation” shall mean base compensation, including salary and regular wages, but excluding: (i) all overtime pay, commissions, bonuses, and other remuneration, (ii) profit sharing contributions, (iii) employee benefits, (iv) education or tuition reimbursements, (v) imputed income arising under any group insurance or benefit program, (vi) traveling expenses, (vii) business and moving expense reimbursements, (viii) income received in connection with stock compensation, (ix) employer contributions under any employee benefit plan, and (x) other similar items of compensation. The Administrator shall have the discretion to determine the application of this definition to participants outside the United States.

(j)      “Designated Subsidiary” shall mean any Subsidiary selected by the Administrator as eligible to participate in the 423 Component.

(k)     “Director” shall mean a member of the Board.

(l)     “Eligible Employee” shall mean (i) any individual who is treated as an active employee in the records of the Company or any Designated Subsidiary or (ii) any individual who is treated as an active employee in the records of any Designated Affiliate other than an individual who, as of the Offering Date, resides in a country that has been specifically excluded from participation in the Non-423 Component at the discretion of the Administrator. For the 423 Component, Eligible Employees shall include only those employees whose customary employment with the Company or Designated Subsidiary is at least twenty (20) hours per week. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute, legal precedent or by contract, the employment relationship shall be deemed to have terminated on the day which is three (3) months and one (1) day after the beginning of such leave. The employment relationship shall be treated as continuing intact where an Eligible Employee transfers employment between a Designated Subsidiary and a Designated Affiliate, and vice-versa, provided, however, that a participant who is not employed by a Designated Subsidiary on the Offering Date and through a date that is no more than three (3) months prior to the Exercise Date will participate only in the Non-423 Component. The Administrator shall establish rules to govern other such transfers consistent with the applicable requirements of Section 423 of the Code.

(m)     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n)     “Exercise Date” shall mean the first Trading Day on or after May 16 and November 16 of each Purchase Period. The Exercise Dates for the first Offering Period will be the first Trading Day on or after November 16, 2017, and May 16, 2018.

(o)     “Fair Market Value” shall mean, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(p)     “Offering Date” shall mean the first Trading Day of each Offering Period.

(q)     “Offering Periods” shall mean the periods of approximately twelve (12) months during which an option granted pursuant to the Plan may be exercised, commencing on first Trading Day following each Exercise Date and terminating on the applicable Exercise Date, approximately twelve months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan. Notwithstanding the foregoing, the first Offering Period will begin on January 1, 2017, and will end on the May 16, 2018 Exercise Date.

(r)     “Plan” shall mean this Employee Stock Purchase Plan including both the 423 and Non-423 Components.

(s)     “Purchase Period” means, for the first Purchase Period of any Offering Period, the approximately six (6) month period commencing on the Offering Date and ending on the next Exercise Date, and for the second Purchase Period of any Offering Period, the approximately six (6) month period commencing on the first day following the first Exercise Date of the Offering Period and ending with the next and final Exercise Date of that Offering Period. Notwithstanding the foregoing, the first Purchase Period will begin on January 1, 2017, and will end on the November 16, 2017 Exercise Date.

(t)     “Purchase Price” shall mean an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator in any manner or method it determines, pursuant to Section 20, and subject to (i) with respect to the 423 Component, compliance with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule) or (ii) with respect to the Non-423 Component, pursuant to such manner or method as determined by the Administrator to comply with non-U.S. requirements.

(u)     “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(v)     “Trading Day” shall mean a day on which the national stock exchange upon which the Company Common Stock is listed is open for trading.

3.     Eligibility. Any Eligible Employee on a given Offering Date shall be eligible to participate in the Plan. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.     Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day following each Exercise Date, or on such other date as the Board shall determine. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.     Participation. An Eligible Employee may become a participant in the Plan by completing a subscription agreement in a form determined by the Administrator and filing it with the Company’s designated Plan administrator prior to the applicable Offering Date.

6.     Payroll Deductions or Contributions.

(a)     At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding 10% of the Compensation which he or she receives on each pay day during the Offering Period, provided that the participant’s total contributions for each purchase may not exceed $6,000 ($12,000 for the purchase on November 16, 2017). If a pay day occur on an Exercise Date, a participant shall have the payroll deductions made on such day applied to his or her account under the subsequent Purchase Period or Offering Period. Eligible Employees participating in the Non-423 Component may contribute funds to participate in the Plan through other means specified by the Administrator to comply with non-U.S. requirements, provided, however, that such contributions shall not exceed 10% of the Compensation received each pay day during the Offering Period, and the total contributions for each purchase may not exceed $6,000 ($12,000 for the purchase on November 16, 2017). A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(b)     Payroll deductions or contributions, as applicable, for a participant shall commence on the first pay day following the Offering Date and shall end on the last pay day in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

(c)     All payroll deductions or contributions made by a participant shall be credited to his or her account under the Plan in whole percentages only. A participant may not make any additional payments into such account.

(d)     A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or decrease the rate of his or her payroll deductions or contributions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate or contribution. The Administrator may, in its discretion, limit the nature and/or number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly.

(e)     Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c) hereof, a participant’s payroll deductions or contributions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions or contributions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

(f)     At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s or its Subsidiary’s or Affiliate’s federal, state, or any other tax liability payable to any authority, national insurance, social security, payment on account or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock including, for the avoidance of doubt, any liability of the participant to pay an employer tax or social contribution obligation, which liability has been shifted to the participant as a matter of law or contract. At any time, the Company or its Subsidiary or Affiliate, as applicable, may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company or its Subsidiary or Affiliate, as applicable, to meet applicable withholding obligations, including any withholding required to make available to the Company or its Subsidiary or Affiliate, as applicable, any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee.

7.     Grant of Option. On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Eligible Employee’s payroll deductions or contributions accumulated prior to such Exercise Date by the applicable Purchase Price; provided that in no event shall an Eligible Employee be permitted to purchase during each Purchase Period more than 5,000 shares of the Company’s Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(c) and 13 hereof. The Eligible Employee may accept the grant of such option by turning in a completed Subscription Agreement to the Company on or prior to an Offering Date. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock an Eligible Employee may purchase during each Purchase Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

8.     `Exercise of Option.

(a)     Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions or contributions in his or her account. No fractional shares shall be purchased; any payroll deductions or contributions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other funds left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(b)     If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on any Exercise Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on any Exercise Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on any Exercise Date. The Company may make a pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.

9.     `Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant the shares purchased upon exercise of his or her option in a form determined by the Administrator.

10.     Withdrawal.

(a)     A participant may withdraw all but not less than all the payroll deductions or contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form determined by the Administrator. All of the participant’s payroll deductions or contributions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions or contributions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions or contributions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b)     A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11.     Termination of Employment. Upon a participant’s ceasing to be an Eligible Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions or contributions credited to such participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such participant’s option shall be automatically terminated.

12.     Interest. No interest shall accrue on the payroll deductions or contributions of a participant in the Plan. Notwithstanding the foregoing, if the Administrator determines that interest is required to be accrued on the payroll deductions or contributions for participants in the Non-423 Component, then the Administrator shall cause such interest to accrue to the extent required by applicable non-U.S. requirements.

13.     Stock.

(a)     Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 475,000 shares. For avoidance of doubt, the maximum number of share limitation set forth in this section may be used to satisfy exercises of options under either the 423 or the Non-423 Components.

(b)     Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant shall only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such shares.

(c)     Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14.     Administration. The Administrator shall administer the Plan and shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan, including whether eligible Employees shall participate in the 423 Component or the Non-423 Component and which entities shall be Designated Subsidiaries or Designated Affiliates. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties. Notwithstanding any provision to the contrary in this Plan, the Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules, procedures and subplans, which for purposes of the Non-423 Component may be outside the scope of Section 423 of the Code, regarding, but not limited to, eligibility to participate, the definition of Compensation, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates which vary with local requirements.

15.     Designation of Beneficiary.

(a)     Unless otherwise provided in the subscription agreement, and at the discretion of the Administrator prior to the beginning of an Offering Period, a participant in the 423 Component may file a designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, at the discretion of the Administrator prior to the beginning of an Offering Period, a participant in the 423 Component may file a designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b)     Such designation of beneficiary may be changed by the participant at any time by notice in a form determined by the Administrator. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c)     All beneficiary designations shall be in such form and manner as the Administrator may designate from time to time.

16.     Transferability. Neither payroll deductions nor contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17.     Use of Funds. All payroll deductions or contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions or contributions except for deductions or contributions made to a Non-423 Component where, as determined by the Administrator, non-U.S. law requires segregation of such amounts. Until shares are issued, participants shall only have the rights of an unsecured creditor, although participants in the Non-423 Component may have additional rights where required under local law, as determined by the Administrator.

18.     Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Eligible Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19.     Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Change in Control.

(a)     Changes in Capitalization. Subject to any required action by the stockholders of the Company, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b)     Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all Offering Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c)     Merger or Change in Control. In the event of a merger or Change in Control, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, all Offering Periods then in progress shall be shortened by setting a New Exercise Date and shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed merger or Change in Control. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20.     Amendment or Termination.

(a)     The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant unless their consent is obtained. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval of any amendment in such a manner and to such a degree as required.

(b)     Without stockholder approval and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods or Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period or Purchase Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed subscription agreements, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

(c)     Without regard to whether any participant’s rights may be considered to have been “adversely affected”, in the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including:

(i)      increasing the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;

(ii)      shortening any Offering Period or Purchase Period by establishing a new Exercise Date, including an Offering Period or Purchase Period underway at the time of the Board action; and

(iii) reducing the number of shares that may be purchased upon exercise of outstanding options.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

21.     Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.     Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, U.S. and non-U.S. and state and local provisions, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.     Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect until terminated under Section 20 hereof.

24.     Stockholder Approval. The Plan will be subject to the approval by stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under applicable law.

ASURE SOFTWARE, INC. ATTN: KELYN BRANNON 3700 N. Capital of Texas Hwy, Suite 350 Austin, Texas 78746

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	☐	☐	☐

1.			Election of Directors

Nominees

01 David Sandberg	02 W. Carl Drew	03 Daniel Gill	04 Patrick Goepel
05 Charles Lathrop, Jr.	06 Bradford Oberwager	07 Bjorn Reynolds

		For	Against	Abstain
The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.

2.	Proposal to ratify the Audit Committee’s appointment of Marcum LLP, as our independent registered public accounting firm for the year ending December 31, 2020.	☐	☐	☐

3.

Proposal to approve an amendment to our Restated Certificate of Incorporation to increase the total number of authorized shares of capital stock from 23,500,000 to 45,500,000 and the number of authorized shares of common stock from 22,000,000 to 44,000,000.

		☐	☐	☐

4.	Proposal to approve an amendment to the Asure Software, Inc. 2018 Incentive Award Plan to increase the number of shares of common stock authorized for issuance by 100,000 shares.	☐	☐	☐

5.	Proposal to approve an amendment to the Asure Software, Inc. Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance by 250,000 shares.	☐	☐	☐

6.	Proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers.	☐	☐	☐

NOTE: The proxies are authorized in their discretion to vote on other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	DATE	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.

ASURE SOFTWARE, INC.
ANNUAL MEETING OF STOCKHOLDERS
MAY 27, 2020 9:30 AM
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) Patrick Goepel, David Sandberg and Kelyn Brannon, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ASURE SOFTWARE, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 9:30 AM, CDT on 5/27/2020, at 3700 N. Capital of Texas Hwy, Suite 350, Austin, TX 78746 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. IN THE EVENT ONE OR MORE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 IS UNABLE TO OR DECLINES TO SERVE AS A DIRECTOR AT THE TIME OF THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF SUCH PERSON(S) AS SHALL BE DESIGNATED BY THE COMPANY’S BOARD OF DIRECTORS, IF ANY.

Continued and to be signed on reverse side